UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22649

iShares U.S. ETF Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: July 31, 2022

Date of reporting period: July 31, 2022

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

JULY 31, 2022

2022 Annual Report

iShares U.S. ETF Trust

•   iShares Evolved U.S. Consumer Staples ETF | IECS | Cboe BZX

•   iShares Evolved U.S. Discretionary Spending ETF | IEDI | Cboe BZX

•   iShares Evolved U.S. Financials ETF | IEFN | Cboe BZX

•   iShares Evolved U.S. Healthcare Staples ETF | IEHS | Cboe BZX

•   iShares Evolved U.S. Innovative Healthcare ETF | IEIH | Cboe BZX

•   iShares Evolved U.S. Media and Entertainment ETF | IEME | Cboe BZX

•   iShares Evolved U.S. Technology ETF | IETC | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(7.81)%	(4.64)%

U.S. small cap equities (Russell 2000® Index)	(6.42)	(14.29)

International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)

Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares U.S. ETF Trust

Domestic Market Overview

U.S. stocks declined for the 12 months ended July 31, 2022 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned -7.35%. Equities advanced early in the reporting period as strong household balance sheets and robust job growth supported rising consumer spending. Increased economic activity led to strong corporate earnings as companies reaped the benefits amid a recovery from the effects of the coronavirus pandemic. However, significant challenges emerged as the reporting period continued, including high inflation, rising interest rates, slower economic growth, and the impacts of Russia’s invasion of Ukraine. These factors drove stock prices sharply lower, erasing prior gains and leading to significantly negative performance for the reporting period overall.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, indicators were mixed, showing evidence of a slowdown in some areas while others remained positive. Hiring continued to increase as businesses restored capacity, and unemployment declined substantially, falling to 3.5% in July 2022 — identical to the pre-pandemic rate in February 2020. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to rise.

The rapid increase in consumer spending drove a significant rise in inflation. Supply chains for many goods were disrupted by the pandemic and could not quickly adapt to the rapid rebound in demand. Oil prices also rose significantly as demand increased and a lack of investment constrained the supply of oil. The strong job market led to higher wages, particularly at the lower end of the market. These factors drove prices higher in many areas of the economy.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022.

In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. The effect of higher inflation and interest rates on equities varied significantly based on equity class. Growth stocks, which derive much of their value from expectations of future growth, declined significantly more than value stocks.

Russia’s invasion of Ukraine in late February 2022 led to substantial disruptions to the global economy and increased uncertainty in financial markets, exacerbating inflation and impacting U.S. businesses with operations in Russia. The invasion was met with widespread condemnation, and many countries imposed sanctions on the Russian state, businesses, and individuals. As Russia is a top producer of both oil and natural gas, global supply concerns led to sharp volatility in U.S. energy markets.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® Evolved U.S. Consumer Staples ETF

Investment Objective

The iShares Evolved U.S. Consumer Staples ETF (the “Fund”) seeks to provide access to U.S. companies with consumer staples exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	4.67%	10.48%	4.67%	54.51%
Fund Market	4.78	10.48	4.78	54.47
S&P Total Market IndexTM	(7.78)	11.16	(7.78)	58.60

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 21, 2018. The first day of secondary market trading was March 23, 2018.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 999.30	$ 0.89		$ 1,000.00	$ 1,023.90	$ 0.90		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2022 (continued)	iShares® Evolved U.S. Consumer Staples ETF

Portfolio Management Commentary

Consumer staples stocks in the U.S. advanced for the reporting period as investors, amid turbulent financial markets, sought equities generally viewed as less volatile than the broader market. Businesses within the sector offer relatively steady income and attractive dividend payouts that further enticed investors amid the increased market and economic uncertainty of early 2022. As a sector, staples outperformed all but two other U.S equity sectors (energy and utilities) for the reporting period, based on S&P Dow Jones Indices.

Large beverage companies Coca-Cola and Pepsico contributed the most to the Fund’s return. The companies benefited as sales volumes at restaurants and other public venues continued to rebound from the coronavirus pandemic. Price increases bolstered revenue gains and partly helped offset higher costs and business disruptions in Russia due to sanctions after the invasion of Ukraine. Pepsico, which has a complementary product line of snacks, benefited by combatting cost inflation for supplies with higher prices and smaller package sizes, which increased revenues.

Prepared food and snacks manufacturer, such as General Mills, also contributed to the Fund’s performance. Sales in the industry increased as companies absorbed rising input costs by increasing prices. Candy makers, including Hershey Foods, also advanced as increased production capacity failed to meet the strong demand for those products. Meanwhile, Archer Daniels Midland and other agricultural commodities processors benefited from tight global grain supplies and corresponding higher market prices, in addition to rising demand for their ingredients.

The Fund’s evolved investment process looks beyond the traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activity. During the reporting period, the evolved process identified several consumer staples companies with similar businesses that have traditionally been categorized in other sectors. For example, the Fund held positions in Starbucks and Chipotle Mexican Grill, which are typically classified as companies in the consumer discretionary sector. These global quick service restaurant companies detracted from the Fund’s return as consumers’ overall discretionary spending declined during the reporting period, while food and ingredient costs rose.

Portfolio Information

INDUSTRY ALLOCATION

Sector	Percent of Total Investments	(a)

Beverages	32.6%
Food	24.6
Agriculture	11.8
Cosmetics & Personal Care	9.7
Retail	9.6
Packaging & Containers	2.7
Household Products & Wares	1.9
Chemicals	1.9
Pharmaceuticals	1.7
Biotechnology	1.0
Other (each representing less than 1%)	2.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Coca-Cola Co. (The)	12.0%
PepsiCo Inc.	11.0
Procter & Gamble Co. (The)	7.5
Philip Morris International Inc.	4.8
Mondelez International Inc., Class A	4.6
General Mills Inc.	3.7
Altria Group Inc.	3.7
Starbucks Corp.	3.2
Monster Beverage Corp.	3.0
McDonald’s Corp.	2.8

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® Evolved U.S. Discretionary Spending ETF

Investment Objective

The iShares Evolved U.S. Discretionary Spending ETF (the “Fund”) seeks to provide access to U.S. companies with discretionary spending exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(12.65)%	12.30%	(12.65)%	65.92%
Fund Market	(12.63)	12.30	(12.63)	65.90
S&P Total Market IndexTM	(7.78)	11.16	(7.78)	58.60

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 21, 2018. The first day of secondary market trading was March 23, 2018.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 887.60	$ 0.84		$ 1,000.00	$ 1,023.90	$ 0.90		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2022 (continued)	iShares® Evolved U.S. Discretionary Spending ETF

Portfolio Management Commentary

Stocks related to U.S. discretionary spending declined for the reporting period amid a variety of economic concerns, including rising inflation, Fed interest rate increases, and the war between Russia and Ukraine. As U.S. economic output contracted, consumers contemplated the possibility of a recession. Discretionary spending decreased during the reporting period, and the outlook for a near-term rebound appeared uncertain, weighing on stocks within the sector.

The commerce industry detracted the most from the Fund’s return, driven by internet commerce and direct marketers. Large e-commerce retailer Amazon declined as rising inflation led to increased labor costs and decreasing sales. Supply-chain problems further exacerbated a reduction in profit margins. Amazon’s addition of warehouse space and expansion of transportation networks during the height of the coronavirus pandemic yielded excess capacity that added to expenses when sales declined in the first half of 2022. As many investors associate e-commerce retailers with the information technology sector, that sector’s overall decline in early 2022 also weighed on companies like Amazon.

Traditional in-store retail outlets likewise detracted from the Fund’s performance. Many large chains canceled orders and marked down merchandise they had purchased during the height of the pandemic — merchandise that consumers no longer found attractive as pandemic-related restrictions disappeared and inflation increased. Sales for discount outlets Ross Stores and Burlington Stores, which cater to more cost-conscious consumers, also increasingly declined amid rising inflation, while inventory levels rose substantially. Nike a leading footwear marketer, also detracted amid a withdrawal from Russia, China’s pandemic-related lockdowns, rising freight and logistics costs, questions about the North American market outlook, and concerns about labor practices in western China.

The Fund’s evolved investment process looks beyond the traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activity. During the reporting period, the evolved process identified several companies with similar businesses that traditionally have been categorized in other sectors. For example, the Fund held positions in warehouse general merchandise chains, such as Costco, which is generally classified in the consumer staples sector. Costco advanced as it profited from shoppers seeking the benefits of bulk pricing.

Portfolio Information

INDUSTRY ALLOCATION

Sector	Percent of Total Investments	(a)

Retail	54.8%
Internet	21.6
Apparel	6.2
Cosmetics & Personal Care	3.9
Lodging	2.4
Food	1.8
Commercial Services	1.5
Entertainment	1.1
Computers	1.1
Distribution & Wholesale	1.0
Other (each representing less than 1%)	4.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Amazon.com Inc.	17.8%
Home Depot Inc. (The)	8.1
Costco Wholesale Corp.	7.4
Walmart Inc.	6.0
Nike Inc., Class B	3.8
McDonald’s Corp.	3.5
Lowe’s Companies Inc.	3.2
Target Corp.	2.8
Procter & Gamble Co. (The)	2.6
TJX Companies Inc. (The)	2.3

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® Evolved U.S. Financials ETF

Investment Objective

The iShares Evolved U.S. Financials ETF (the “Fund”) seeks to provide access to U.S. companies with financials exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(3.23)%	6.17%	(3.23)%	29.88%
Fund Market	(3.24)	6.17	(3.24)	29.87
S&P Total Market IndexTM	(7.78)	11.16	(7.78)	58.60

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 21, 2018. The first day of secondary market trading was March 23, 2018.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 892.10	$ 0.84		$ 1,000.00	$ 1,023.90	$ 0.90		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2022 (continued)	iShares® Evolved U.S. Financials ETF

Portfolio Management Commentary

U.S. financials stocks declined for the reporting period amid a steep decline in the broader stock market and myriad economic challenges. Rising inflation, Fed interest rate increases, and the war between Russia and Ukraine created significant economic headwinds.

A diverse group of financial services companies, including asset managers, investment banks, and credit ratings agencies detracted from the Fund’s performance. Asset management companies, such as T. Rowe Price Group, declined alongside the broader equity market. Cash inflows into equity investment funds declined considerably in the first half of 2022, and bond funds posted net outflows, reducing fees and profitability. Investment banks Morgan Stanley and Goldman Sachs detracted amid substantial decreases in revenue and in deal-making in capital markets. Investors reacted negatively to the disappointing near-term revenue outlook. In addition, stock underwriting for initial public offerings all but halted. Meanwhile, investment ratings agency Moody’s Corporation declined following a sharp decrease in corporate debt issuance amid a rising interest rate environment, which led to reduced earnings visibility.

Credit card issuers also detracted from the Fund’s return as the U.S. economy slowed. For example, Capital One Financial Corporation declined, despite benefiting both from increased consumer spending in the wake of pent-up, pandemic-induced demand and from assets yielding higher interest income. Investors grew cautious about the uncertain outlook for continued consumer spending amid mounting recession concerns, as credit card fee revenue highly correlates with customer transactions.

The Fund’s evolved investment process looks beyond traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activity. During the reporting period, the evolved process identified several financials companies with similar businesses that traditionally have been categorized in other sectors. For example, Fidelity National Information Services, which is traditionally categorized in the information technology sector, declined from relative performance as mobile and e-commerce payment gateway providers faced a challenging business outlook. On the upside, companies in the healthcare sector, such as UnitedHealth Group, a large managed healthcare company, contributed to the Fund’s relative performance. UnitedHealth benefited from lower expenses for coronavirus-related care and increased insurance enrollment.

Portfolio Information

INDUSTRY ALLOCATION

Sector	Percent of Total Investments	(a)

Banks	40.3%
Insurance	25.0
Diversified Financial Services	17.1
Commercial Services	4.2
Health Care - Services	4.1
Software	2.5
Pharmaceuticals	1.9
Machinery	1.2
Private Equity	1.2
Other (each representing less than 1%)	2.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Wells Fargo & Co.	4.3%
JPMorgan Chase & Co.	4.0
Bank of America Corp.	3.9
Berkshire Hathaway Inc., Class B	3.3
Goldman Sachs Group Inc. (The)	3.0
Morgan Stanley	2.9
Charles Schwab Corp. (The)	2.8
UnitedHealth Group Inc.	2.8
Citigroup Inc.	2.3
Truist Financial Corp.	2.1

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® Evolved U.S. Healthcare Staples ETF

Investment Objective

The iShares Evolved U.S. Healthcare Staples ETF (the “Fund”) seeks to provide access to U.S. companies with healthcare staples exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(5.09)%	13.29%	(5.09)%	72.41%
Fund Market	(5.24)	13.26	(5.24)	72.17
S&P Total Market IndexTM	(7.78)	11.16	(7.78)	58.60

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 21, 2018. The first day of secondary market trading was March 23, 2018.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 978.00	$ 0.88		$ 1,000.00	$ 1,023.90	$ 0.90		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2022 (continued)	iShares® Evolved U.S. Healthcare Staples ETF

Portfolio Management Commentary

U.S. healthcare staples stocks declined modestly for the reporting period as inflationary pressures, labor shortages, and resurging coronavirus waves outweighed favorable spending trends and pent-up demand for elective surgeries. Healthcare equipment stocks detracted the most from the Fund’s return, due to continuing supply-chain challenges and pandemic-related delays. Medtronic reported lower sales as recurring lockdowns in China constrained supply of raw materials and added to logistics delays. The shortage of nurses in the U.S. further limited the number of medical procedures conducted at hospitals. Deferred procedures due to COVID-19 also lowered sales volumes and increased near-term spending for Intuitive Surgical despite increased adoption of the firm’s robotic surgical platform. Stryker also reported a rise in sales for its surgical robots; however, the company’s revenue growth slowed overall as hospital clients increasingly shifted away from outright purchases in favor of rental or longer-term financing contracts. The resurging COVID-19 waves drove sales higher for at-home antigen tests, but test-maker Abbott Laboratories’ stock declined after a recall of baby formula products halted factory production and exacerbated a nationwide shortage.

Life sciences tools and services stocks also weighed on the Fund’s return. China’s lockdowns led to significantly lowered sales for gene-sequencing supplier Illumina. Regulatory pressure in the U.S. and Europe regarding a recent acquisition also dampened investor enthusiasm for the firm’s stock.

On the upside, managed healthcare companies contributed to the Fund’s performance as investors sought out businesses with less exposure to inflation impacts. UnitedHealth Group was the largest contributor as the managed healthcare conglomerate increased revenue through diversified business strategies, including expanding low-cost telehealth offerings and other non-hospital-based health services.

The Fund’s evolved investment process looks beyond traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activities. During the reporting period, the evolved process identified several healthcare companies with similar businesses that have traditionally been categorized in other sectors. In the real estate investment trust (“REIT”) industry, Healthpeak Properties, which owns and develops private healthcare facilities, declined due to weakness in its continuing care residential community segment due to a one-time repayment of CARES Act relief funds.

Portfolio Information

INDUSTRY ALLOCATION

Sector	Percent of Total Investments	(a)

Health Care - Products	43.2%
Health Care - Services	31.2
Pharmaceuticals	20.0
Biotechnology	1.5
Real Estate Investment Trusts	1.2
Electronics	1.1
Other (each representing less than 1%)	1.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

UnitedHealth Group Inc.	16.7%
Abbott Laboratories	7.5
Danaher Corp.	5.1
Johnson & Johnson	4.8
Medtronic PLC	4.5
Thermo Fisher Scientific Inc.	4.2
Elevance Health Inc.	3.4
CVS Health Corp.	3.4
AbbVie Inc.	3.2
Intuitive Surgical Inc.	3.2

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® Evolved U.S. Innovative Healthcare ETF

Investment Objective

The iShares Evolved U.S. Innovative Healthcare ETF (the “Fund”) seeks to provide access to U.S. companies with innovative healthcare exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(4.26)%	9.64%	(4.26)%	49.44%
Fund Market	(4.22)	9.63	(4.22)	49.34
S&P Total Market IndexTM	(7.78)	11.16	(7.78)	58.60

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 21, 2018. The first day of secondary market trading was March 23, 2018.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,015.20	$ 0.90		$ 1,000.00	$ 1,023.90	$ 0.90		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2022 (continued)	iShares® Evolved U.S. Innovative Healthcare ETF

Portfolio Management Commentary

U.S. innovative healthcare stocks declined modestly during the reporting period as the rising interest rate environment weighed on high-valuation stocks and cooled capital flows. Recurring COVID-19 outbreaks added to the uncertain market environment as drugmakers struggled with mismatches between vaccine supply and demand. Merger and acquisition activity within the pharmaceutical industry dropped to one of the lowest levels in the last decade amid heightened regulatory scrutiny.

Biotechnology stocks detracted the most from the Fund’s return as declining COVID-19 vaccine sales and research funding pressured the earnings of companies such as Moderna and Novavax. Moderna announced the development of a new vaccine targeting the omicron variant even as declining case rates raised doubts about the necessity of variant-specific vaccines. Competition from the introduction of new treatments for COVID-19 weighed particularly hard on less diversified companies such as Moderna, which derive nearly all their revenue from vaccines.

Other biotechnology companies reported disappointing drug sales. Biogen’s highly anticipated Alzheimer’s treatment, widely criticized for its initial high price point, encountered multiple distribution hurdles with insurance companies and prominent medical centers. Gilead Sciences’ stock also trended lower due to falling sales of its COVID-19 antiviral drug for hospitalized patients, despite increased revenue from its cancer and HIV drug divisions. In addition, clinical-stage oncology company Mirati Therapeutics reported mixed clinical trial results for its new KRAS-mutation targeting cancer drug. Competitive category pressure and management turnover further marred the stock’s performance.

On the upside, pharmaceuticals companies such as Pfizer and Eli Lilly contributed to the Fund’s return. These broadly diversified companies hold large amounts of cash on their balance sheets and generated revenue gains across multiple categories, making them less dependent on COVID-19 related drug sales alone.

The Fund’s evolved investment process looks beyond the traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activity. During the reporting period, the evolved process identified several healthcare companies with similar businesses that have traditionally been categorized in other sectors. In the information technology sector, Universal Display Corporation detracted from the Fund’s return due to rising commodities prices and increased competition.

Portfolio Information

INDUSTRY ALLOCATION

Sector	Percent of Total Investments	(a)

Biotechnology	47.7%
Pharmaceuticals	46.9
Health Care - Products	3.2
Health Care - Services	2.0
Other (each representing less than 1%)	0.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Johnson & Johnson	11.2%
Eli Lilly & Co.	8.2
AbbVie Inc.	6.6
Merck & Co. Inc.	6.3
Bristol-Myers Squibb Co.	5.8
Vertex Pharmaceuticals Inc.	5.6
Amgen Inc.	4.8
Moderna Inc.	4.7
Gilead Sciences Inc.	4.4
Regeneron Pharmaceuticals Inc.	4.3

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® Evolved U.S. Media and Entertainment ETF

Investment Objective

The iShares Evolved U.S. Media and Entertainment ETF (the “Fund”) seeks to provide access to U.S. companies with media and entertainment exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(29.16)%	2.93%	(29.16)%	13.45%
Fund Market	(29.13)	2.91	(29.13)	13.35
S&P Total Market IndexTM	(7.78)	11.16	(7.78)	58.60

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 21, 2018. The first day of secondary market trading was March 23, 2018.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period(	a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 808.40	$ 0.81		$ 1,000.00	$ 1,023.90	$ 0.90		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2022 (continued)	iShares® Evolved U.S. Media and Entertainment ETF

Portfolio Management Commentary

U.S. media and entertainment stocks declined sharply during the reporting period amid slowing global economic growth and a consumer shift from digital back to in-person experiences. Rising inflation increased costs, and relatively high valuations led investors to closely scrutinize corporate earnings.

Entertainment media companies detracted the most from the Fund’s return. Profits decreased as operating costs increased at Roku, a streaming and television interface company, while revenue from digital advertising declined. Increased competition also weighed on Roku as Microsoft Corporation announced plans to enter the streaming device market. Streaming service Netflix also detracted significantly, losing subscribers as customers in search of new content switched services frequently. Furthermore, Netflix incurred high costs from creating original programming to attract subscribers. The Walt Disney Company, a media conglomerate, also declined as increased competition, slowing growth, and rising costs reduced profits from its Disney Plus streaming media service. While its theme parks showed strength following the loosening of coronavirus-related restrictions, a conflict with Florida’s state government negatively impacted the company.

Broadband service companies also detracted meaningfully from the Fund’s return. New high speed internet options, such as fiberoptic services offered by wireless companies, led to increased competition for broadband service. While revenues rose at Charter Communications, a provider of cable and internet service, subscriber growth slowed markedly. Telecommunications conglomerate Comcast Communications declined due to weak growth in its streaming service, Peacock, and its broadband service, as home buying slowed, and customers switched to mobile broadband services. In the social media industry, uncertainty about billionaire Elon Musk’s plans to purchase microblogging platform Twitter led to significant price volatility for Twitter’s stock.

The Fund’s evolved investment process looks beyond the traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activity. During the reporting period, the evolved process identified several consumer discretionary companies with similar businesses that have traditionally been categorized in other sectors. For example, Caesars Entertainment, a hotel and casino company, detracted from the Fund’s return. Profits from alcohol sales and gambling declined as customers reduced spending amid rising inflation.

Portfolio Information

INDUSTRY ALLOCATION

Sector	Percent of Total Investments	(a)

Media	54.1%
Internet	14.5
Software	12.7
Entertainment	8.9
Toys, Games & Hobbies	3.3
Commercial Services	2.2
Real Estate Investment Trusts	1.5
Retail	1.0
Other (each representing less than 1%)	1.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Fox Corp., Class A	5.1%
Activision Blizzard Inc.	5.0
Electronic Arts Inc.	4.6
Comcast Corp., Class A	4.6
Nexstar Media Group Inc., Class A	4.5
Walt Disney Co. (The)	4.4
Paramount Global, Class B	4.0
Charter Communications Inc., Class A	3.8
Twitter Inc.	3.7
Warner Bros. Discovery Inc.	3.1

(a)	Excludes money market funds.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® Evolved U.S. Technology ETF

Investment Objective

The iShares Evolved U.S. Technology ETF (the “Fund”) seeks to provide access to U.S. companies with technology exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(16.02)%	16.86%	(16.02)%	97.39%
Fund Market	(16.12)	16.85	(16.12)	97.28
S&P Total Market IndexTM	(7.78)	11.16	(7.78)	58.60

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 21, 2018. The first day of secondary market trading was March 23, 2018.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period(	a)	Annualized Expense Ratio

$ 1,000.00	$ 843.30	$ 0.82		$ 1,000.00	$ 1,023.90	$ 0.90		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	17

Fund Summary as of July 31, 2022 (continued)	iShares® Evolved U.S. Technology ETF

Portfolio Management Commentary

U.S. technology stocks declined significantly during the reporting period. As in-person work and commerce resumed, demand weakened for certain software and online services that facilitated business during pandemic-related restrictions. Amid rising inflation, higher interest rates negatively impacted the highest valuation growth-oriented technology stocks by lowering the current value of future earnings, decreasing demand and cash flows, and raising financing costs.

The specialized software industry detracted the most from the Fund’s performance as the need for digital solutions for online learning and working diminished. Adobe Incorporated led the decline as growth in sales of its creative software platform declined. The company suspended business in Russia due to that country’s invasion of Ukraine, negatively impacting revenues. Despite strong earnings, cloud-based customer relationship management specialist Salesforce declined as investors generally turned away from high-growth stocks. Docusign Incorporated also detracted as growth in demand for digital signatures slowed sharply with many businesses returning to in-person work.

Technology service providers also detracted substantially from the Fund’s return. Online payment company PayPal declined, reflecting ongoing disruptions to supply chains and a decrease in online shopping. Earnings slowed as the company faced difficulty in growing its active user base. The high interest rate environment weighed on Block, a financial technology company, reducing demand for loans among its small business customers. A sharp decline in the price of Bitcoin also negatively impacted Block’s balance sheet.

The Fund’s evolved investment process looks beyond the traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activity. During the reporting period, the evolved process identified several technology companies with similar businesses that have traditionally been categorized in other sectors. For example, the Fund held positions in Meta and Alphabet Inc., Facebook and Google’s parent companies, respectively, both traditionally classified as communication services companies. Meta’s revenues declined as growth in demand for digital advertisements contracted amid the global economic slowdown and ongoing supply chain disruptions. Although revenue from Google search advertising fared relatively well, Alphabet declined amid disappointing sales in its YouTube and Google Cloud businesses. Currency effects due to the strong U.S. dollar also weighed on Alphabet as the majority of its sales originate outside the U.S.

Portfolio Information

INDUSTRY ALLOCATION

Sector	Percent of Total Investments	(a)

Software	31.3%
Internet	22.5
Computers	18.2
Semiconductors	12.5
Diversified Financial Services	5.7
Commercial Services	3.8
Telecommunications	2.1
Other (each representing less than 1%)	3.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Microsoft Corp.	15.9%
Apple Inc.	13.2
Amazon.com Inc.	5.8
Alphabet Inc., Class A	5.1
Alphabet Inc., Class C	5.0
Nvidia Corp.	4.0
Meta Platforms Inc, Class A	3.0
Visa Inc., Class A	2.6
Mastercard Inc., Class A	2.1
Adobe Inc.	1.7

(a)	Excludes money market funds.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	19

Schedule of Investments July 31, 2022	iShares® Evolved U.S. Consumer Staples ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Agriculture — 11.7%
Altria Group Inc.	14,153	$620,750
Archer-Daniels-Midland Co.	4,818	398,786
Bunge Ltd.	912	84,205
Darling Ingredients Inc.(a)	870	60,274
Fresh Del Monte Produce Inc.	169	5,021
Philip Morris International Inc.	8,303	806,636
Universal Corp./VA	124	6,933
Vector Group Ltd.	377	4,200

		1,986,805

Beverages — 32.3%
Boston Beer Co. Inc. (The), Class A, NVS(a)	70	26,630
Brown-Forman Corp., Class A, NVS	372	26,933
Brown-Forman Corp., Class B	2,797	207,593
Celsius Holdings Inc.(a)	447	39,765
Coca-Cola Co. (The)	31,375	2,013,334
Coca-Cola Consolidated Inc.	51	26,163
Constellation Brands Inc., Class A	982	241,876
Keurig Dr Pepper Inc.	10,314	399,564
MGP Ingredients Inc.	110	11,570
Molson Coors Beverage Co., Class B	1,500	89,625
Monster Beverage Corp.(a)	5,133	511,349
National Beverage Corp.	300	16,254
PepsiCo Inc.	10,612	1,856,676
Primo Water Corp.	1,508	19,936

		5,487,268

Biotechnology — 1.0%
Corteva Inc.	2,899	166,838

Chemicals — 1.9%
Balchem Corp.	162	21,993
Ecolab Inc.	142	23,454
FMC Corp.	63	7,000
International Flavors & Fragrances Inc.	1,842	228,500
Mosaic Co. (The)	361	19,010
Sensient Technologies Corp.	240	20,635

		320,592

Commercial Services — 0.0%
Medifast Inc.	59	9,923
WW International Inc.(a)	180	1,195

		11,118

Computers — 0.1%
ExlService Holdings Inc.(a)	99	16,669

Cosmetics & Personal Care — 9.6%
Colgate-Palmolive Co.	4,372	344,251
Coty Inc., Class A(a)	1,840	13,469
Edgewell Personal Care Co.	150	5,967
Procter & Gamble Co. (The)	9,107	1,265,054

		1,628,741

Diversified Financial Services — 0.0%
Jefferies Financial Group Inc.	2	65

Electrical Components & Equipment — 0.1%
Energizer Holdings Inc.	380	11,221

Food — 24.3%
B&G Foods Inc.	770	19,027
Beyond Meat Inc.(a)	389	12,444

Security	Shares	Value

Food (continued)
Calavo Growers Inc.	110	$4,433
Cal-Maine Foods Inc.	200	10,222
Campbell Soup Co.	2,223	109,705
Conagra Brands Inc.	5,429	185,726
Flowers Foods Inc.	1,190	33,808
General Mills Inc.	8,314	621,804
Hain Celestial Group Inc. (The)(a)	1,040	23,660
Hershey Co. (The)	1,753	399,614
Hormel Foods Corp.	2,439	120,340
Hostess Brands Inc.(a)	650	14,703
Ingredion Inc.	504	45,854
J&J Snack Foods Corp.	130	17,616
JM Smucker Co. (The)	1,248	165,135
John B Sanfilippo & Son Inc.	90	6,741
Kellogg Co.	3,153	233,070
Kraft Heinz Co. (The)	6,041	222,490
Kroger Co. (The)	1,836	85,264
Lamb Weston Holdings Inc.	1,198	95,433
Lancaster Colony Corp.	170	22,505
McCormick & Co. Inc./MD, NVS	2,141	187,016
Mondelez International Inc., Class A	11,941	764,702
Performance Food Group Co.(a)	711	35,344
Pilgrim’s Pride Corp.(a)	300	9,411
Post Holdings Inc.(a)	687	59,728
Seaboard Corp.	1	4,061
Simply Good Foods Co. (The)(a)	718	23,421
Sprouts Farmers Market Inc.(a)	450	12,438
Sysco Corp.	3,186	270,491
Tootsie Roll Industries Inc.	158	5,549
TreeHouse Foods Inc.(a)	640	27,789
Tyson Foods Inc., Class A	2,728	240,091
U.S. Foods Holding Corp.(a)	1,052	33,138
United Natural Foods Inc.(a)	220	9,352

		4,132,125

Health Care - Products — 0.1%
Neogen Corp.(a)	540	12,490

Holding Companies - Diversified — 0.0%
Cannae Holdings Inc.(a)	298	6,291

Household Products & Wares — 1.9%
ACCO Brands Corp.	2	14
Church & Dwight Co. Inc.	1,148	100,990
Clorox Co. (The)	563	79,856
Helen of Troy Ltd.(a)	50	6,689
Kimberly-Clark Corp.	1,048	138,116
WD-40 Co.	23	4,080

		329,745

Housewares — 0.1%
Newell Brands Inc.	264	5,335
Scotts Miracle-Gro Co. (The)	140	12,453

		17,788

Insurance — 0.1%
Reinsurance Group of America Inc.	158	18,293

Machinery — 0.3%
AGCO Corp.	230	25,052
Middleby Corp. (The)(a)	170	24,597

		49,649

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Evolved U.S. Consumer Staples ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Manufacturing — 0.1%
John Bean Technologies Corp.	120	$13,477

Oil & Gas — 0.8%
ConocoPhillips	1,378	134,259

Packaging & Containers — 2.7%
Amcor PLC	1,537	19,904
AptarGroup Inc.	39	4,203
Ball Corp.	2,379	174,666
Berry Global Group Inc.(a)	619	35,685
Crown Holdings Inc.	911	92,630
Graphic Packaging Holding Co.	1,924	42,809
O-I Glass Inc.(a)	780	11,474
Packaging Corp. of America	106	14,905
Sealed Air Corp.	243	14,852
Silgan Holdings Inc.	370	16,465
Sonoco Products Co.	420	26,666

		454,259

Pharmaceuticals — 1.7%
BellRing Brands Inc.(a)	1,148	27,713
Elanco Animal Health Inc.(a)	1,468	29,742
Herbalife Nutrition Ltd.(a)	459	11,204
Perrigo Co. PLC	131	5,485
Prestige Consumer Healthcare Inc.(a)	220	13,268
Zoetis Inc.	1,072	195,693

		283,105

Real Estate — 0.0%
Douglas Elliman Inc.	188	1,128

Real Estate Investment Trusts — 0.6%
Americold Realty Trust Inc.	841	27,543
Equinix Inc.	100	70,374

		97,917

Retail — 9.5%
BJ’s Restaurants Inc.(a)	61	1,432
BJ’s Wholesale Club Holdings Inc.(a)	264	17,873
Casey’s General Stores Inc.	110	22,292
Cheesecake Factory Inc. (The)	140	4,092

Security	Shares	Value

Retail (continued)
Chipotle Mexican Grill Inc.(a)	150	$234,633
Cracker Barrel Old Country Store Inc.	50	4,754
Darden Restaurants Inc.	177	22,035
Domino’s Pizza Inc.	82	32,153
Freshpet Inc.(a)	262	14,001
Jack in the Box Inc.	90	6,223
McDonald’s Corp.	1,763	464,321
Shake Shack Inc., Class A(a)	101	5,197
Starbucks Corp.	6,383	541,151
Texas Roadhouse Inc.	84	7,326
Wendy’s Co. (The)	710	14,931
Wingstop Inc.	90	11,356
Yum China Holdings Inc.	1,341	65,320
Yum! Brands Inc.	1,164	142,637

		1,611,727

Toys, Games & Hobbies — 0.1%
Mattel Inc.(a)	677	15,706

Total Long-Term Investments — 99.0% (Cost: $15,239,840)		16,807,276

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(b)(c)	140,000	140,000

Total Short-Term Securities — 0.8% (Cost: $140,000)		140,000

Total Investments in Securities — 99.8% (Cost: $15,379,840)		16,947,276

Other Assets Less Liabilities — 0.2%		25,684

Net Assets — 100.0%		$16,972,960

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$15,208	$—	$(15,165	)(b)	$(39)	$(4)	$—	—	$888	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	140,000	—	0	(b)	—	—	140,000	140,000	326		—

					$(39)	$(4)	$140,000		$1,214		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2022	iShares® Evolved U.S. Consumer Staples ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$16,807,276	$—	$—	$16,807,276
Money Market Funds	140,000	—	—	140,000

	$16,947,276	$—	$—	$16,947,276

See notes to financial statements.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® Evolved U.S. Discretionary Spending ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Advertising — 0.1%
Interpublic Group of Companies Inc. (The)	431	$12,874

Airlines — 0.2%
Alaska Air Group Inc.(a)	208	9,221
JetBlue Airways Corp.(a)	552	4,648
Southwest Airlines Co.(a)	260	9,911

		23,780

Apparel — 6.2%
Capri Holdings Ltd.(a)	526	25,606
Carter’s Inc.	280	22,814
Columbia Sportswear Co.	144	10,658
Crocs Inc.(a)	272	19,486
Deckers Outdoor Corp.(a)	129	40,404
Hanesbrands Inc.	1,472	16,457
Kontoor Brands Inc.	173	6,315
Levi Strauss & Co., Class A	263	4,976
Nike Inc., Class B	5,199	597,469
Oxford Industries Inc.	96	9,158
PVH Corp.	340	21,053
Ralph Lauren Corp.	241	23,770
Skechers U.S.A. Inc., Class A(a)	672	25,509
Steven Madden Ltd.	446	14,138
Tapestry Inc.	1,480	49,772
Under Armour Inc., Class A(a)	808	7,482
Under Armour Inc., Class C, NVS(a)	824	6,806
Urban Outfitters Inc.(a)	400	8,192
VF Corp.	1,149	51,337
Wolverine World Wide Inc.	248	5,573

		966,975

Beverages — 0.2%
Constellation Brands Inc., Class A	156	38,424

Building Materials — 0.1%
American Woodmark Corp.(a)	32	1,607
Masco Corp.	327	18,109

		19,716

Chemicals — 0.1%
Valvoline Inc.	336	10,826

Commercial Services — 1.4%
Avis Budget Group Inc.(a)	81	14,744
Block Inc.(a)(b)	501	38,106
Bright Horizons Family Solutions Inc.(a)(b)	40	3,747
Cintas Corp.	144	61,271
Euronet Worldwide Inc.(a)	80	7,862
Grand Canyon Education Inc.(a)	72	6,917
H&R Block Inc.	448	17,902
ManpowerGroup Inc.	120	9,409
Monro Inc.	136	6,820
PayPal Holdings Inc.(a)	252	21,806
PROG Holdings Inc.(a)	268	4,937
Rent-A-Center Inc./TX	231	5,435
Rollins Inc.	360	13,885
Terminix Global Holdings Inc.(a)	272	12,158
WW International Inc.(a)(b)	72	478

		225,477

Computers — 1.1%
Apple Inc.	1,025	166,573

Security	Shares	Value

Cosmetics & Personal Care — 3.9%
Colgate-Palmolive Co.	84	$6,614
Coty Inc., Class A(a)	319	2,335
Estee Lauder Companies Inc. (The), Class A	715	195,266
Inter Parfums Inc.	62	5,175
Procter & Gamble Co. (The)	2,861	397,422

		606,812

Distribution & Wholesale — 1.0%
Fastenal Co.	747	38,366
G-III Apparel Group Ltd.(a)	232	5,125
Leslie’s Inc.(a)(b)	329	4,987
LKQ Corp.	218	11,955
Pool Corp.	76	27,185
SiteOne Landscape Supply Inc.(a)	72	10,032
WW Grainger Inc.	96	52,179

		149,829

Diversified Financial Services — 0.8%
LendingTree Inc.(a)	8	364
Mastercard Inc., Class A	163	57,668
Visa Inc., Class A(b)	300	63,633

		121,665

Entertainment — 1.1%
AMC Entertainment Holdings Inc., Class A(a)	1,489	21,680
Caesars Entertainment Inc.(a)	524	23,942
Churchill Downs Inc.	79	16,574
Cinemark Holdings Inc.(a)	256	4,692
DraftKings Inc., Class A (a)	476	6,535
Live Nation Entertainment Inc.(a)	360	33,836
Madison Square Garden Sports Corp.(a)	40	6,151
Marriott Vacations Worldwide Corp.	71	9,721
Penn National Gaming Inc.(a)	267	9,225
Red Rock Resorts Inc., Class A	232	9,125
Scientific Games Corp., Class A(a)	88	4,483
Six Flags Entertainment Corp.(a)	136	3,083
Vail Resorts Inc.	104	24,662

		173,709

Food — 1.8%
Beyond Meat Inc.(a)(b)	67	2,143
Flowers Foods Inc.	360	10,228
Grocery Outlet Holding Corp.(a)	450	19,224
Kroger Co. (The)	3,537	164,258
Performance Food Group Co.(a)	308	15,311
Sprouts Farmers Market Inc.(a)	504	13,931
Sysco Corp.	559	47,459
U.S. Foods Holding Corp.(a)	432	13,608

		286,162

Food Service — 0.1%
Aramark	640	21,376

Holding Companies - Diversified — 0.0%
Cannae Holdings Inc.(a)	120	2,533

Home Builders — 0.1%
Taylor Morrison Home Corp.(a)	160	4,592
Toll Brothers Inc.	208	10,229

		14,821

Home Furnishings — 0.1%
Sleep Number Corp.(a)	94	4,236
Tempur Sealy International Inc.	544	14,949

		19,185

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2022	iShares® Evolved U.S. Discretionary Spending ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products & Wares — 0.2%
Helen of Troy Ltd.(a)	41	$5,486
Kimberly-Clark Corp.	208	27,412

		32,898

Housewares — 0.1%
Newell Brands Inc.	758	15,319
Scotts Miracle-Gro Co. (The)	64	5,693
Tupperware Brands Corp.(a)	88	656

		21,668

Internet — 21.4%
Airbnb Inc., Class A(a)	855	94,888
Amazon.com Inc.(a)	20,480	2,763,776
Booking Holdings Inc.(a)	85	164,534
Cars.com Inc.(a)	120	1,411
Chewy Inc., Class A(a)	181	7,025
DoorDash Inc., Class A(a)	618	43,105
eBay Inc.	985	47,900
Etsy Inc.(a)	232	24,063
Expedia Group Inc.(a)	297	31,497
Groupon Inc.(a)	48	509
Just Eat Takeaway.com NV SP ADR(a)(b)	590	2,136
Lyft Inc., Class A(a)	394	5,461
Match Group Inc.(a)	76	5,571
MercadoLibre Inc.(a)(b)	97	78,930
Overstock.com Inc.(a)	100	2,900
Pinterest Inc., Class A(a)	1,181	23,006
Stitch Fix Inc., Class A(a)(b)	110	657
Uber Technologies Inc.(a)	1,829	42,890
Wayfair Inc., Class A(a)(b)	329	17,736

		3,357,995

Leisure Time — 0.6%
Carnival Corp.(a)	2,092	18,954
Norwegian Cruise Line Holdings Ltd.(a)	730	8,869
Peloton Interactive Inc., Class A(a)	581	5,514
Planet Fitness Inc., Class A(a)	416	32,785
Polaris Inc.	56	6,568
Royal Caribbean Cruises Ltd.(a)	313	12,116
YETI Holdings Inc.(a)	196	9,951

		94,757

Lodging — 2.4%
Boyd Gaming Corp.	166	9,215
Choice Hotels International Inc.	128	15,471
Hilton Grand Vacations Inc.(a)	168	6,849
Hilton Worldwide Holdings Inc.	886	113,470
Hyatt Hotels Corp., Class A(a)	128	10,592
Las Vegas Sands Corp.(a)	1,047	39,462
Marriott International Inc./MD, Class A	572	90,845
MGM Resorts International	885	28,966
Travel + Leisure Co.	328	14,140
Wyndham Hotels & Resorts Inc.	383	26,584
Wynn Resorts Ltd.(a)	200	12,696

		368,290

Oil & Gas — 0.8%
ConocoPhillips	1,260	122,762

Pharmaceuticals — 0.0%
Herbalife Nutrition Ltd.(a)	190	4,638

Real Estate — 0.0%
RE/MAX Holdings Inc., Class A	84	2,129

Security	Shares	Value

Real Estate Investment Trusts — 0.2%
Apple Hospitality REIT Inc.	336	$5,604
Host Hotels & Resorts Inc.	1,064	18,950
Macerich Co. (The)	203	2,154
Park Hotels & Resorts Inc.	240	3,742
Ruth’s Hospitality Group Inc.	144	2,527
Ryman Hospitality Properties Inc.(a)	64	5,667

		38,644

Retail — 54.4%
Abercrombie & Fitch Co., Class A(a)	415	7,391
Academy Sports & Outdoors Inc.	349	15,017
Advance Auto Parts Inc.	288	55,763
American Eagle Outfitters Inc.	936	11,269
AutoNation Inc.(a)	168	19,948
AutoZone Inc.(a)	88	188,090
Bath & Body Works Inc.	1,255	44,603
Bed Bath & Beyond Inc.(a)(b)	771	3,878
Best Buy Co. Inc.	849	65,364
Big Lots Inc.	248	5,007
BJ’s Restaurants Inc.(a)	72	1,690
BJ’s Wholesale Club Holdings Inc.(a)	561	37,980
Bloomin’ Brands Inc.	384	7,830
Boot Barn Holdings Inc.(a)	173	10,778
Brinker International Inc.(a)	211	5,855
Buckle Inc. (The)	152	4,590
Burlington Stores Inc.(a)	363	51,230
CarMax Inc.(a)(b)	483	48,078
Carvana Co., Class A(a)	210	6,121
Casey’s General Stores Inc.	168	34,045
Cheesecake Factory Inc. (The)	168	4,911
Chipotle Mexican Grill Inc.(a)	92	143,908
Costco Wholesale Corp.	2,112	1,143,226
Cracker Barrel Old Country Store Inc.	112	10,648
Darden Restaurants Inc.	536	66,727
Dave & Buster’s Entertainment Inc.(a)	169	6,314
Dick’s Sporting Goods Inc.	345	32,289
Dollar General Corp.	1,248	310,041
Dollar Tree Inc.(a)	1,217	201,243
Domino’s Pizza Inc.	166	65,090
FirstCash Holdings Inc.	152	11,135
Five Below Inc.(a)	312	39,646
Floor & Decor Holdings Inc., Class A(a)	437	35,209
Foot Locker Inc.	512	14,525
Freshpet Inc.(a)	79	4,222
GameStop Corp., Class A(a)(b)	976	33,194
Gap Inc. (The)	1,672	16,085
Genuine Parts Co.	248	37,912
Home Depot Inc. (The)	4,191	1,261,240
Jack in the Box Inc.	90	6,223
Kohl’s Corp.	913	26,605
La-Z-Boy Inc.	144	4,013
Lithia Motors Inc.	56	14,856
Lowe’s Companies Inc.	2,600	497,978
Lululemon Athletica Inc.(a)	668	207,421
Macy’s Inc.	1,212	21,392
McDonald’s Corp.	2,076	546,756
MSC Industrial Direct Co. Inc., Class A	80	6,613
Murphy USA Inc.	96	27,299
National Vision Holdings Inc.(a)	200	5,828
Nordstrom Inc.	625	14,694
Ollie’s Bargain Outlet Holdings Inc.(a)	326	19,218

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Evolved U.S. Discretionary Spending ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Retail (continued)
O’Reilly Automotive Inc.(a)	319	$224,445
Papa John’s International Inc.	94	9,014
PriceSmart Inc.	112	7,435
Qurate Retail Inc. Series A	423	1,155
RH(a)	90	25,149
Ross Stores Inc.	1,884	153,094
Sally Beauty Holdings Inc.(a)	648	8,281
Shake Shack Inc., Class A(a)	96	4,940
Signet Jewelers Ltd.	323	19,690
Starbucks Corp.	2,947	249,847
Target Corp.	2,676	437,205
Texas Roadhouse Inc.	288	25,119
TJX Companies Inc. (The)	5,850	357,786
Tractor Supply Co.	551	105,505
Ulta Beauty, Inc.(a)	307	119,395
Victoria’s Secret & Co.(a)	419	15,486
Walgreens Boots Alliance Inc.	1,957	77,536
Walmart Inc.	7,028	928,047
Wendy’s Co. (The)	680	14,300
Williams-Sonoma Inc.	364	52,569
Wingstop Inc.	96	12,113
Yum China Holdings Inc.	1,372	66,830
Yum! Brands Inc.	1,183	144,965

		8,520,894

Software — 0.2%
Intuit Inc.	40	18,247
Take-Two Interactive Software Inc.(a)	38	5,044

		23,291

Textiles — 0.0%
UniFirst Corp./MA	32	6,269

Security	Shares	Value

Toys, Games & Hobbies — 0.2%
Hasbro Inc.	192	$15,114
Mattel Inc.(a)	606	14,059

		29,173

Transportation — 0.5%
FedEx Corp.	336	78,318

Total Long-Term Investments — 99.3% (Cost: $16,394,049)		15,562,463

Short-Term Securities

Money Market Funds — 2.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(c)(d)(e)	298,332	298,302
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(c)(d)	60,000	60,000

Total Short-Term Securities — 2.3% (Cost: $358,255)		358,302

Total Investments in Securities — 101.6% (Cost: $16,752,304)		15,920,765

Liabilities in Excess of Other Assets — (1.6)%		(243,835)

Net Assets — 100.0%		$15,676,930

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$168,573	$129,943	(a)	$—		$(258)	$44	$298,302	298,332	$2,580	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	205,000	—		(145,000	)(a)	—	—	60,000	60,000	236		—

						$(258)	$44	$358,302		$2,816		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2022	iShares® Evolved U.S. Discretionary Spending ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$15,562,463	$—	$—	$15,562,463
Money Market Funds	358,302	—	—	358,302

	$15,920,765	$—	$—	$15,920,765

See notes to financial statements.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® Evolved U.S. Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 39.9%
Ameris Bancorp.	64	$3,027
Associated Banc-Corp.	521	10,472
Atlantic Union Bankshares Corp.	210	7,264
BancFirst Corp.	70	7,517
Bank of America Corp.	10,235	346,045
Bank of Hawaii Corp.	142	11,376
Bank of New York Mellon Corp. (The)	1,789	77,750
Bank OZK	340	13,634
BankUnited Inc.	187	7,265
Banner Corp.	52	3,223
BOK Financial Corp.	79	6,954
Cathay General Bancorp	270	11,259
Citigroup Inc.	3,929	203,915
Citizens Financial Group Inc.	1,335	50,690
City Holding Co.	40	3,472
Columbia Banking System Inc.	153	4,616
Comerica Inc.	396	30,797
Commerce Bancshares Inc.	318	22,098
Community Bank System Inc.	114	7,676
ConnectOne Bancorp. Inc.	114	3,014
Cullen/Frost Bankers Inc.	178	23,211
CVB Financial Corp.	243	6,481
Eagle Bancorp. Inc.	67	3,285
East West Bancorp. Inc.	396	28,425
Eastern Bankshares Inc.	423	8,629
Enterprise Financial Services Corp.	88	4,139
Fifth Third Bancorp.	1,921	65,545
First BanCorp./Puerto Rico	372	5,613
First Bancorp./Southern Pines NC	71	2,689
First Busey Corp.	168	4,141
First Citizens BancShares Inc./NC, Class A	31	23,457
First Commonwealth Financial Corp.	268	3,972
First Financial Bancorp	210	4,691
First Financial Bankshares Inc.	426	18,821
First Hawaiian Inc.	391	9,967
First Horizon Corp.	1,609	35,977
First Interstate BancSystem Inc., Class A	231	9,420
Flagstar Bancorp. Inc.	62	2,554
FNB Corp.	1,043	12,474
Fulton Financial Corp.	574	9,580
Glacier Bancorp. Inc.	258	12,923
Goldman Sachs Group Inc. (The)	784	261,378
Hancock Whitney Corp.	253	12,349
Hanmi Financial Corp.	78	1,971
Heartland Financial USA Inc.	107	4,804
Heritage Financial Corp./WA	75	1,952
Hilltop Holdings Inc.	240	6,924
Home BancShares Inc./AR	478	11,281
Hope Bancorp Inc.	282	4,241
Huntington Bancshares Inc./OH	3,984	52,947
Independent Bank Corp.	89	7,458
Independent Bank Group Inc.	54	3,819
International Bancshares Corp.	202	8,860
JPMorgan Chase & Co.	3,027	349,195
KeyCorp.	2,758	50,471
Lakeland Bancorp. Inc.	198	3,152
Lakeland Financial Corp.	67	5,213
Live Oak Bancshares Inc.	83	3,124

Security	Shares	Value

Banks (continued)
M&T Bank Corp.	339	$60,156
Morgan Stanley	3,064	258,295
National Bank Holdings Corp., Class A	71	2,955
NBT Bancorp. Inc.	113	4,581
Northern Trust Corp.	526	52,484
OFG Bancorp	94	2,582
Old National Bancorp./IN	589	10,255
PacWest Bancorp	343	9,614
Park National Corp.	33	4,275
Pathward Financial Inc.	57	1,922
Pinnacle Financial Partners Inc.	221	17,481
Popular Inc.	234	18,175
Prosperity Bancshares Inc.	259	19,189
Regions Financial Corp.	2,663	56,402
Renasant Corp.	114	3,808
S&T Bancorp. Inc.	84	2,599
Sandy Spring Bancorp. Inc.	118	4,873
Seacoast Banking Corp. of Florida	99	3,542
ServisFirst Bancshares Inc.	142	12,134
Silvergate Capital Corp., Class A(a)	104	9,702
Simmons First National Corp., Class A	177	4,204
Southside Bancshares Inc.	85	3,395
SouthState Corp.	199	16,869
State Street Corp.	895	63,581
SVB Financial Group(a)	159	64,164
Synovus Financial Corp.	445	17,969
Texas Capital Bancshares Inc.(a)	82	4,807
Tompkins Financial Corp.	58	4,475
Triumph Bancorp. Inc.(a)	35	2,543
Truist Financial Corp.	3,562	179,774
Trustmark Corp.	72	2,338
U.S. Bancorp	3,607	170,250
UMB Financial Corp.	142	12,851
Umpqua Holdings Corp.	598	10,531
United Bankshares Inc./WV	363	14,063
United Community Banks Inc./GA	128	4,356
Valley National Bancorp	892	10,428
Veritex Holdings Inc.	64	1,980
Walker & Dunlop Inc.	54	6,083
Webster Financial Corp.	592	27,498
Wells Fargo & Co.	8,574	376,141
WesBanco Inc.	155	5,289
Westamerica Bancorp	61	3,661
Western Alliance Bancorp	203	15,505
Wintrust Financial Corp.	174	14,971
Zions Bancorp. NA	490	26,730

		3,536,677

Commercial Services — 4.2%
Automatic Data Processing Inc.	268	64,620
Equifax Inc.	118	24,651
Euronet Worldwide Inc.(a)	37	3,636
EVERTEC Inc.	100	3,899
FleetCor Technologies Inc.(a)	58	12,765
FTI Consulting Inc.(a)	31	5,070
Global Payments Inc.	235	28,745
Grand Canyon Education Inc.(a)	35	3,363
Green Dot Corp., Class A(a)	57	1,602
HealthEquity Inc.(a)	55	3,199
Insperity Inc.	43	4,719
MarketAxess Holdings Inc.	43	11,644

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2022	iShares® Evolved U.S. Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services (continued)
Moody’s Corp.	196	$60,809
Morningstar Inc.	25	6,384
S&P Global Inc.	210	79,155
Service Corp. International	167	12,435
Verisk Analytics Inc.	191	36,338
WEX Inc.(a)	37	6,150

		369,184

Computers — 0.1%
Genpact Ltd.	100	4,808

Diversified Financial Services — 16.9%
Affiliated Managers Group Inc.	91	11,501
Ally Financial Inc.	686	22,686
American Express Co.	1,139	175,429
Ameriprise Financial Inc.	281	75,847
Apollo Global Management Inc.	998	56,986
Ares Management Corp., Class A	207	14,832
Artisan Partners Asset Management Inc., Class A	106	4,215
BGC Partners Inc., Class A	325	1,186
Bread Financial Holdings Inc.	30	1,188
Capital One Financial Corp.	1,006	110,489
Cboe Global Markets Inc.	151	18,630
Charles Schwab Corp. (The)	3,572	246,647
CME Group Inc.	336	67,025
Cohen & Steers Inc.	54	3,979
Credit Acceptance Corp.(a)	24	13,822
Discover Financial Services	559	56,459
Evercore Inc., Class A	58	5,798
Federated Hermes Inc.	198	6,754
Franklin Resources Inc.	558	15,317
Hamilton Lane Inc., Class A	36	2,720
Houlihan Lokey Inc.	60	5,074
Interactive Brokers Group Inc., Class A	107	6,280
Intercontinental Exchange Inc.	658	67,109
Invesco Ltd.	504	8,941
Janus Henderson Group PLC	418	10,772
Jefferies Financial Group Inc.	367	11,953
KKR & Co. Inc.	1,058	58,677
LendingClub Corp.(a)	248	3,435
LendingTree Inc.(a)	7	319
LPL Financial Holdings Inc.	156	32,747
Mastercard Inc., Class A	92	32,549
Moelis & Co., Class A	61	2,841
Mr Cooper Group Inc.(a)	133	5,992
Nasdaq Inc.	157	28,401
Navient Corp.	407	6,703
OneMain Holdings Inc.	174	6,473
PennyMac Financial Services Inc.	100	5,479
Piper Sandler Cos.	37	4,669
Radian Group Inc.	481	10,760
Raymond James Financial Inc.	466	45,887
SEI Investments Co.	229	12,677
SLM Corp.	931	14,524
SoFi Technologies Inc.(a)	383	2,417
Stifel Financial Corp.	276	16,508
Synchrony Financial	1,061	35,522
T Rowe Price Group Inc.	407	50,252
Tradeweb Markets Inc., Class A	82	5,783
Upstart Holdings Inc.(a)	91	2,214
Virtu Financial Inc., Class A	151	3,523

Security	Shares	Value

Diversified Financial Services (continued)
Virtus Investment Partners Inc.	17	$3,507
Visa Inc., Class A	378	80,178
Western Union Co. (The)	432	7,353

		1,501,029

Electric — 0.1%
Hawaiian Electric Industries Inc.	209	8,841

Engineering & Construction — 0.0%
frontdoor Inc.(a)	83	2,222

Forest Products & Paper — 0.2%
International Paper Co.	329	14,071
Sylvamo Corp.	29	1,138

		15,209

Health Care - Services — 4.1%
Centene Corp.(a)	163	15,154
Elevance Health Inc.	180	85,878
Humana Inc.	7	3,374
Molina Healthcare Inc.(a)	42	13,764
UnitedHealth Group Inc.	445	241,342

		359,512

Home Builders — 0.2%
MDC Holdings Inc.	76	2,755
NVR Inc.(a)	4	17,572

		20,327

Household Products & Wares — 0.0%
Spectrum Brands Holdings Inc.	12	835

Insurance — 24.7%
Aflac Inc.	1,692	96,952
Alleghany Corp.(a)	40	33,499
Allstate Corp. (The)	714	83,517
American Financial Group Inc./OH	209	27,939
American International Group Inc.	2,236	115,758
Aon PLC, Class A	259	75,379
Arch Capital Group Ltd.	845	37,518
Argo Group International Holdings Ltd.	84	2,754
Arthur J Gallagher & Co.	413	73,923
Assurant Inc.	89	15,644
Assured Guaranty Ltd.	127	7,416
Axis Capital Holdings Ltd.	202	10,199
Berkshire Hathaway Inc., Class B(a)	965	290,079
Brighthouse Financial Inc.(a)	232	10,073
Brown & Brown Inc.	497	32,355
Cincinnati Financial Corp.	415	40,396
CNA Financial Corp.	100	4,242
CNO Financial Group Inc.	313	5,869
Employers Holdings Inc.	56	2,224
Enstar Group Ltd.(a)	29	5,740
Equitable Holdings Inc.	904	25,701
Erie Indemnity Co., Class A, NVS	41	8,338
Essent Group Ltd.	275	11,484
Everest Re Group Ltd.	107	27,964
Fidelity National Financial Inc.	624	24,935
First American Financial Corp.	286	16,588
Genworth Financial Inc., Class A(a)	1,014	4,310
Globe Life Inc.	280	28,204
Hanover Insurance Group Inc. (The)	121	16,513
Hartford Financial Services Group Inc. (The)	955	61,569
Horace Mann Educators Corp.	85	2,911

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Evolved U.S. Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
James River Group Holdings Ltd.	48	$1,140
Kemper Corp.	181	8,471
Kinsale Capital Group Inc.	59	14,349
Lincoln National Corp.	510	26,183
Loews Corp.	319	18,582
Markel Corp.(a)	29	37,617
Marsh & McLennan Companies Inc.	947	155,270
Mercury General Corp.	90	3,774
MetLife Inc.	1,090	68,943
MGIC Investment Corp.	979	13,843
NMI Holdings Inc., Class A(a)	209	3,958
Old Republic International Corp.	569	13,241
Palomar Holdings Inc.(a)	59	3,680
Primerica Inc.	84	10,810
Principal Financial Group Inc.	755	50,540
ProAssurance Corp.	105	2,324
Progressive Corp. (The)	1,529	175,927
Prudential Financial Inc.	1,066	106,589
RenaissanceRe Holdings Ltd.	113	14,612
RLI Corp.	136	14,957
Safety Insurance Group Inc.	33	2,856
Selective Insurance Group Inc.	168	13,080
Travelers Companies Inc. (The)	655	103,949
Trupanion Inc.(a)	37	2,332
Universal Insurance Holdings Inc.	64	810
Unum Group	592	19,056
Voya Financial Inc.	319	19,191
W R Berkley Corp.	591	36,955
White Mountains Insurance Group Ltd.	10	12,394
Willis Towers Watson PLC	182	37,663

		2,193,089

Leisure Time — 0.0%
Harley-Davidson Inc.	119	4,499

Machinery — 1.2%
Caterpillar Inc.	518	102,694
Vertiv Holdings Co.	294	3,357

		106,051

Media — 0.2%
FactSet Research Systems Inc.	24	10,312
New York Times Co. (The), Class A	218	6,965

		17,277

Packaging & Containers — 0.1%
Berry Global Group Inc.(a)	99	5,707

Pharmaceuticals — 1.9%
Cigna Corp.	275	75,724
CVS Health Corp.	844	80,754
Viatris Inc.	1,467	14,215

		170,693

Private Equity — 1.2%
Blackstone Inc., NVS	920	93,904
Carlyle Group Inc. (The)	306	11,907

		105,811

Security	Shares	Value

Real Estate Investment Trusts — 0.5%
AGNC Investment Corp.	319	$4,023
Annaly Capital Management Inc.	1,396	9,605
New Residential Investment Corp.	402	4,386
Two Harbors Investment Corp.	188	1,011
Weyerhaeuser Co.	738	26,804

		45,829

Retail — 0.3%
FirstCash Holdings Inc.	46	3,370
McDonald’s Corp.	101	26,600

		29,970

Savings & Loans — 0.6%
Axos Financial Inc.(a)	95	3,967
Berkshire Hills Bancorp. Inc.	75	2,113
Brookline Bancorp. Inc.	175	2,420
Capitol Federal Financial Inc.	292	2,800
New York Community Bancorp. Inc.	1,405	14,921
Northwest Bancshares Inc.	224	3,221
OceanFirst Financial Corp.	145	2,981
Pacific Premier Bancorp. Inc.	95	3,196
Provident Financial Services Inc.	140	3,411
Washington Federal Inc.	262	8,942
WSFS Financial Corp.	189	9,019

		56,991

Software — 2.5%
Avalara Inc.(a)	29	2,535
Black Knight Inc.(a)	72	4,729
Broadridge Financial Solutions Inc.	136	21,835
Fidelity National Information Services Inc.	744	76,007
Fiserv Inc.(a)	415	43,857
Loyalty Ventures Inc.(a)	18	53
MSCI Inc.	66	31,769
Paychex Inc.	233	29,889
SS&C Technologies Holdings Inc.	137	8,106

		218,780

Total Long-Term Investments — 98.9% (Cost: $8,173,688)		8,773,341

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(b)(c)	80,000	80,000

Total Short-Term Securities — 0.9% (Cost: $80,000)		80,000

Total Investments in Securities — 99.8% (Cost: $8,253,688)		8,853,341

Other Assets Less Liabilities — 0.2%		20,902

Net Assets — 100.0%		$8,874,243

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2022	iShares® Evolved U.S. Financials ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$4,412	$—		$(4,355	)(b)	$(57)	$—	$—	—	$136	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	60,000	20,000	(b)	—		—	—	80,000	80,000	255		—

						$(57)	$—	$80,000		$391		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$8,773,341	$—	$—	$8,773,341
Money Market Funds	80,000	—	—	80,000

	$8,853,341	$—	$—	$8,853,341

See notes to financial statements.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® Evolved U.S. Healthcare Staples ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 1.4%
Amgen Inc.	365	$90,327
Bio-Rad Laboratories Inc., Class A(a)	190	107,019
Guardant Health Inc.(a)	892	44,752
Illumina Inc.(a)	1,215	263,266
Myriad Genetics Inc.(a)	874	23,056
NeoGenomics Inc.(a)	1,404	14,208
Veracyte Inc.(a)	665	17,516

		560,144

Commercial Services — 0.4%
AMN Healthcare Services Inc.(a)	476	53,521
Bright Horizons Family Solutions Inc.(a)	304	28,476
Grand Canyon Education Inc.(a)	287	27,572
Progyny Inc.(a)	498	15,204
R1 RCM Inc.(a)	928	23,200
Strategic Education Inc.	95	6,824

		154,797

Computers — 0.1%
Maximus Inc.	403	26,941

Cosmetics & Personal Care — 0.1%
Procter & Gamble Co. (The)	228	31,671

Electrical Components & Equipment — 0.1%
Novanta Inc.(a)	341	52,582

Electronics — 1.0%
Agilent Technologies Inc.	2,112	283,219
Fortive Corp.	1,758	113,303
OSI Systems Inc.(a)	81	7,831

		404,353

Environmental Control — 0.0%
Stericycle Inc.(a)	265	12,421

Food Service — 0.0%
Healthcare Services Group Inc.	683	9,794

Health Care - Products — 42.1%
10X Genomics Inc., Class A(a)	248	9,957
Abbott Laboratories	25,993	2,829,078
Abiomed Inc.(a)	589	172,583
Adaptive Biotechnologies Corp.(a)	552	5,056
Align Technology Inc.(a)	402	112,950
AngioDynamics Inc.(a)	456	10,347
AtriCure Inc.(a)	456	22,531
Avanos Medical Inc.(a)	380	10,781
Avantor Inc.(a)	1,395	40,483
Axogen Inc.(a)	209	1,948
Baxter International Inc.	3,572	209,534
Bio-Techne Corp.	321	123,675
Boston Scientific Corp.(a)	19,857	815,130
Bruker Corp.	722	49,493
Cardiovascular Systems Inc.(a)	399	6,149
CareDx Inc.(a)	515	12,252
Cooper Companies Inc. (The)	627	205,029
Cutera Inc.(a)	133	6,174
Danaher Corp.	6,635	1,933,903
DENTSPLY SIRONA Inc.	1,595	57,675
Edwards Lifesciences Corp.(a)	8,721	876,809
Envista Holdings Corp.(a)	1,080	43,902

Security	Shares	Value

Health Care - Products (continued)
Exact Sciences Corp.(a)	1,885	$85,013
Glaukos Corp.(a)	266	14,324
Globus Medical Inc., Class A(a)	1,121	65,791
Haemonetics Corp.(a)	456	31,687
Henry Schein Inc.(a)	1,364	107,524
Hologic Inc.(a)	2,828	201,863
ICU Medical Inc.(a)	190	33,662
IDEXX Laboratories Inc.(a)	757	302,179
Inari Medical Inc.(a)	344	26,688
Inspire Medical Systems Inc.(a)	344	71,893
Insulet Corp.(a)	912	225,994
Integer Holdings Corp.(a)	285	19,919
Integra LifeSciences Holdings Corp.(a)	798	43,922
Intuitive Surgical Inc.(a)	5,219	1,201,257
iRhythm Technologies Inc.(a)	358	55,358
LeMaitre Vascular Inc.	209	10,523
LivaNova PLC(a)	566	36,037
Masimo Corp.(a)	703	101,640
Medtronic PLC	18,528	1,714,211
Merit Medical Systems Inc.(a)	646	37,132
NanoString Technologies Inc.(a)	434	5,555
Natera Inc.(a)	987	46,389
Neogen Corp.(a)	342	7,910
Nevro Corp.(a)	304	13,178
Novocure Ltd.(a)	649	44,126
NuVasive Inc.(a)	684	35,924
Omnicell Inc.(a)	379	41,735
OraSure Technologies Inc.(a)	663	2,029
Orthofix Medical Inc.(a)	227	5,823
Pacific Biosciences of California Inc.(a)	1,350	5,899
Patterson Companies Inc.	762	23,668
Penumbra Inc.(a)	535	74,568
PerkinElmer Inc.	895	137,087
Quanterix Corp.(a)	300	4,797
QuidelOrtho Corp.(a)	578	58,979
ResMed Inc.	1,880	452,178
Shockwave Medical Inc.(a)	424	89,434
Silk Road Medical Inc.(a)	341	15,519
STAAR Surgical Co.(a)	512	41,318
STERIS PLC	549	123,882
Stryker Corp.	4,654	999,446
Tandem Diabetes Care Inc.(a)	648	42,904
Teleflex Inc.	593	142,593
Thermo Fisher Scientific Inc.	2,633	1,575,614
Waters Corp.(a)	343	124,862
Zimmer Biomet Holdings Inc.	2,265	250,033
Zimvie Inc.(a)	226	4,389

		16,311,895

Health Care - Services — 30.4%
Acadia Healthcare Co. Inc.(a)	946	78,433
Addus HomeCare Corp.(a)	154	14,293
agilon health Inc.(a)	2,006	50,210
Amedisys Inc.(a)	477	57,168
Centene Corp.(a)	6,857	637,495
Charles River Laboratories International Inc.(a)	171	42,842
Chemed Corp.	134	64,466
Community Health Systems Inc.(a)	1,541	4,592
DaVita Inc.(a)	991	83,403
Elevance Health Inc.	2,691	1,283,876
Encompass Health Corp.	1,555	78,714

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2022	iShares® Evolved U.S. Healthcare Staples ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care - Services (continued)
Enhabit Inc.	777	$13,605
Ensign Group Inc. (The)	325	25,899
Fulgent Genetics Inc.(a)	264	15,774
HCA Healthcare Inc.	3,269	694,401
Humana Inc.	1,522	733,604
ICON PLC(a)	110	26,538
Invitae Corp.(a)	1,975	3,753
IQVIA Holdings Inc.(a)	1,255	301,539
Laboratory Corp. of America Holdings	1,142	299,421
LHC Group Inc.(a)	400	65,224
Medpace Holdings Inc.(a)	135	22,887
ModivCare Inc.(a)	134	13,373
Molina Healthcare Inc.(a)	562	184,179
Oak Street Health Inc.(a)	1,541	44,612
OPKO Health Inc.(a)	3,823	9,022
Pediatrix Medical Group Inc.(a)	1,275	28,891
Quest Diagnostics Inc.	1,618	220,970
Select Medical Holdings Corp.	1,672	49,525
Surgery Partners Inc.(a)	475	18,706
Syneos Health Inc.(a)	228	18,044
Teladoc Health Inc.(a)	1,507	55,533
Tenet Healthcare Corp.(a)	1,387	91,708
U.S. Physical Therapy Inc.	228	29,590
UnitedHealth Group Inc.	11,613	6,298,194
Universal Health Services Inc., Class B	949	106,734

		11,767,218

Household Products & Wares — 0.2%
Church & Dwight Co. Inc.	1,081	95,096

Machinery — 0.1%
Enovis Corp.(a)	208	12,421
Esab Corp.	208	8,574

		20,995

Pharmaceuticals — 19.5%
AbbVie Inc.	8,434	1,210,363
AdaptHealth Corp.(a)	753	16,649
AmerisourceBergen Corp.	1,296	189,125
Bausch Health Companies Inc.(a)	1,062	4,906
Becton Dickinson and Co.	3,753	916,895
Cardinal Health Inc.	3,002	178,799
Cigna Corp.	2,763	760,820
Covetrus Inc.(a)	650	13,501
CVS Health Corp.	13,323	1,274,745
Dexcom Inc.(a)	4,936	405,147
Eli Lilly & Co.	231	76,158
Embecta Corp.(a)	750	22,072
Johnson & Johnson	10,319	1,800,872
McKesson Corp.	1,346	459,767
Merck & Co. Inc.	721	64,414
Option Care Health Inc.(a)	1,008	33,869

Security	Shares	Value

Pharmaceuticals (continued)
Owens & Minor Inc.	648	$22,946
Perrigo Co. PLC	282	11,807
Premier Inc., Class A	1,404	53,998
Zoetis Inc.	149	27,200

		7,544,053

Real Estate Investment Trusts — 1.2%
Healthpeak Properties Inc.	1,461	40,367
Medical Properties Trust Inc.	4,389	75,666
National Health Investors Inc.	250	16,210
Omega Healthcare Investors Inc.	986	30,566
Physicians Realty Trust	1,558	27,686
Sabra Health Care REIT Inc.	1,520	23,393
Ventas Inc.	2,419	130,094
Welltower Inc.	1,338	115,523

		459,505

Retail — 0.4%
National Vision Holdings Inc.(a)	362	10,549
Walgreens Boots Alliance Inc.	4,068	161,174

		171,723

Software — 0.4%
Allscripts Healthcare Solutions Inc.(a)	1,258	19,902
Apollo Medical Holdings Inc.(a)	445	23,598
Change Healthcare Inc.(a)	1,877	45,555
Evolent Health Inc., Class A(a)	984	33,446
Outset Medical Inc.(a)	498	7,694
Phreesia Inc.(a)	270	6,342
Tabula Rasa HealthCare Inc.(a)	190	846

		137,383

Total Long-Term Investments — 97.4% (Cost: $33,673,872)		37,760,571

Short-Term Securities

Money Market Funds — 2.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(b)(c)	986,000	986,000

Total Short-Term Securities — 2.5% (Cost: $986,000)		986,000

Total Investments in Securities — 99.9% (Cost: $34,659,872)		38,746,571

Other Assets Less Liabilities — 0.1%		28,892

Net Assets — 100.0%		$38,775,463

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Evolved U.S. Healthcare Staples ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$175,635	$—	$(175,405	)(b)	$(228)	$(2)	$—	—	$271	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,006,000	—	(20,000	)(b)	—	—	986,000	986,000	1,483		—

					$(228)	$(2)	$986,000		$1,754		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$37,760,571	$—	$—	$37,760,571
Money Market Funds	986,000	—	—	986,000

	$38,746,571	$—	$—	$38,746,571

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments July 31, 2022	iShares® Evolved U.S. Innovative Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 43.8%
2seventy bio Inc.(a)	732	$10,533
Abeona Therapeutics Inc.	29	115
ACADIA Pharmaceuticals Inc.(a)	3,036	44,599
Achillion Pharmaceuticals, Inc.(b)(c)	624	287
Acorda Therapeutics Inc.(a)	189	82
Aduro Biotech Inc., NVS(b)	156	396
Adverum Biotechnologies Inc.(a)	1,671	2,440
Agenus Inc.(a)	1,914	4,938
Alaunos Therapeutics Inc.(a)	3,344	3,912
Albireo Pharma Inc.(a)	457	9,501
Allakos Inc.(a)	747	2,413
Allogene Therapeutics Inc.(a)	1,916	24,870
Alnylam Pharmaceuticals Inc.(a)	3,814	541,741
Amgen Inc.	6,518	1,613,009
Amicus Therapeutics Inc.(a)	7,101	70,726
AnaptysBio Inc.(a)	374	7,832
Anavex Life Sciences Corp.(a)	1,980	20,315
ANI Pharmaceuticals Inc.(a)	154	5,274
Apellis Pharmaceuticals Inc.(a)	2,216	124,716
Applied Therapeutics Inc.(a)	391	422
Aprea Therapeutics Inc.(a)	464	445
Arcturus Therapeutics Holdings Inc.(a)	478	8,389
Arcus Biosciences Inc.(a)	1,567	41,667
Ardelyx Inc.(a)	1,891	1,320
Arrowhead Pharmaceuticals Inc.(a)	2,975	126,527
Assembly Biosciences Inc.(a)	484	1,002
Atara Biotherapeutics Inc.(a)	2,136	6,472
Athersys Inc.(a)	5,414	1,349
Avrobio Inc.(a)	661	602
Axsome Therapeutics Inc.(a)	860	33,187
Beam Therapeutics Inc.(a)	1,481	93,273
BioCryst Pharmaceuticals Inc.(a)	5,142	56,665
Biogen Inc.(a)	3,920	843,035
Biohaven Pharmaceutical Holding Co. Ltd.(a)	1,579	230,566
BioMarin Pharmaceutical Inc.(a)	5,385	463,379
Bio-Rad Laboratories Inc., Class A(a)	44	24,783
Bluebird Bio Inc.(a)	2,195	8,890
Blueprint Medicines Corp.(a)	1,561	79,705
Bridgebio Pharma Inc.(a)	2,448	21,200
C4 Therapeutics Inc.(a)	728	7,018
Calithera Biosciences Inc., NVS(a)	120	382
Cara Therapeutics Inc.(a)	792	6,922
Cassava Sciences Inc.(a)	1,163	18,992
Celldex Therapeutics Inc.(a)	1,307	40,151
Cerevel Therapeutics Holdings Inc.(a)	1,314	34,545
Certara Inc.(a)	568	13,058
ChemoCentryx Inc.(a)	1,621	38,288
Chinook Therapeutics Inc.(a)	201	3,721
Contra Flexion Therape(b)	936	580
Cortexyme Inc.(a)	391	762
Crinetics Pharmaceuticals Inc.(a)	754	14,484
Cue Biopharma Inc.(a)	904	2,459
Cymabay Therapeutics Inc.(a)	1,759	5,506
Cytokinetics Inc.(a)	2,135	90,375
CytomX Therapeutics Inc.(a)	858	1,227
Deciphera Pharmaceuticals Inc.(a)	1,233	15,647
Denali Therapeutics Inc.(a)	2,251	76,579
Dynavax Technologies Corp.(a)	2,701	38,840

Security	Shares	Value

Biotechnology (continued)
Editas Medicine Inc.(a)	1,446	$23,006
Emergent BioSolutions Inc.(a)	881	30,518
Epizyme Inc.(a)	2,089	3,092
Esperion Therapeutics Inc.(a)	682	3,935
Exelixis Inc.(a)	7,828	163,762
Fate Therapeutics Inc.(a)	2,288	69,853
FibroGen Inc.(a)	2,024	25,462
Frequency Therapeutics Inc.(a)	730	1,460
Geron Corp.(a)	2,706	5,141
Gilead Sciences Inc.	24,687	1,475,048
Global Blood Therapeutics Inc.(a)	1,651	54,021
GlycoMimetics Inc.(a)	1,013	693
Gossamer Bio Inc.(a)	1,408	15,812
Guardant Health Inc.(a)	877	43,999
Halozyme Therapeutics Inc.(a)	3,500	171,150
Homology Medicines Inc.(a)	941	2,023
Horizon Therapeutics PLC(a)	5,760	477,907
ImmunoGen Inc.(a)	4,178	19,804
Incyte Corp.(a)	5,145	399,664
Inhibrx Inc.(a)	634	10,994
Innoviva Inc.(a)	1,298	18,613
Inovio Pharmaceuticals Inc.(a)	5,064	10,027
Insmed Inc.(a)	2,967	65,630
Instil Bio Inc.(a)	1,401	7,902
Intellia Therapeutics Inc.(a)	2,076	134,442
Intercept Pharmaceuticals Inc.(a)	747	9,532
Intra-Cellular Therapies Inc.(a)	2,132	115,384
Ionis Pharmaceuticals Inc.(a)	3,649	137,056
Iovance Biotherapeutics Inc.(a)	3,665	42,697
IVERIC bio Inc.(a)	2,770	29,611
Karuna Therapeutics Inc.(a)	461	60,045
Karyopharm Therapeutics Inc.(a)	2,064	8,772
Keros Therapeutics Inc.(a)	321	10,298
Kezar Life Sciences Inc.(a)	1,030	10,063
Kiniksa Pharmaceuticals Ltd., Class A(a)	612	6,065
Kodiak Sciences Inc.(a)	748	7,443
Krystal Biotech Inc.(a)	306	22,209
Kymera Therapeutics Inc.(a)	799	17,602
La Jolla Pharmaceutical Co.(a)	506	3,142
Lexicon Pharmaceuticals Inc.(a)	1,166	2,775
Ligand Pharmaceuticals Inc.(a)	462	42,518
MacroGenics Inc.(a)	1,475	4,617
Maravai LifeSciences Holdings Inc., Class A(a)	1,431	37,335
MEI Pharma Inc.(a)	3,692	1,787
Mersana Therapeutics Inc.(a)	1,756	8,903
Mirati Therapeutics Inc.(a)	1,467	94,475
Moderna Inc.(a)	9,700	1,591,673
Molecular Templates Inc.(a)	993	836
Myriad Genetics Inc.(a)	770	20,313
Nektar Therapeutics(a)	5,214	20,647
NextCure Inc.(a)	372	1,600
Novavax Inc.(a)	2,082	113,490
Nurix Therapeutics Inc.(a)	982	15,673
Omeros Corp.(a)	1,034	5,149
Pieris Pharmaceuticals Inc.(a)	1,408	2,478
Precigen Inc.(a)	968	1,520
Prothena Corp. PLC(a)	966	30,004
Provention Bio Inc.(a)	1,116	4,263
PTC Therapeutics Inc.(a)	1,430	62,276
Puma Biotechnology Inc.(a)	858	2,514

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Evolved U.S. Innovative Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Radius Health Inc.(a)	1,100	$11,088
Recursion Pharmaceuticals Inc., Class A(a)	1,385	11,717
Regeneron Pharmaceuticals Inc.(a)	2,503	1,455,970
REGENXBIO Inc.(a)	748	23,465
Relay Therapeutics Inc.(a)	1,724	32,790
Replimune Group Inc.(a)	643	12,397
REVOLUTION Medicines Inc.(a)	1,668	37,680
Rigel Pharmaceuticals Inc.(a)	3,938	4,686
Rocket Pharmaceuticals Inc.(a)	573	8,308
Royalty Pharma PLC, Class A	6,530	283,990
Rubius Therapeutics Inc.(a)	901	633
Sage Therapeutics Inc.(a)	1,436	49,413
Sana Biotechnology Inc.(a)	1,861	12,431
Sangamo Therapeutics Inc.(a)	3,476	14,912
Sarepta Therapeutics Inc.(a)	2,196	204,118
Scholar Rock Holding Corp.(a)	724	4,967
Seagen Inc.(a)	3,734	672,045
Solid Biosciences Inc.(a)	353	238
Sorrento Therapeutics Inc.(a)	5,654	14,700
SpringWorks Therapeutics Inc.(a)	763	22,798
Stoke Therapeutics Inc.(a)	442	6,537
Syndax Pharmaceuticals Inc.(a)	1,057	21,531
TG Therapeutics Inc.(a)	3,787	22,684
Theravance Biopharma Inc.(a)	1,076	9,458
Travere Therapeutics Inc.(a)	1,034	24,340
Twist Bioscience Corp.(a)	282	12,335
Ultragenyx Pharmaceutical Inc.(a)	1,712	91,215
United Therapeutics Corp.(a)	1,034	238,926
UroGen Pharma Ltd.(a)	353	2,768
Vaxart Inc.(a)	1,751	6,444
Vericel Corp.(a)	527	17,149
Vertex Pharmaceuticals Inc.(a)	6,724	1,885,477
Verve Therapeutics Inc.(a)	531	13,073
Viking Therapeutics Inc.(a)	1,428	4,298
Vir Biotechnology Inc.(a)	2,427	67,495
WaVe Life Sciences Ltd.(a)	462	1,173
Xencor Inc.(a)	1,320	37,871
Zentalis Pharmaceuticals Inc.(a)	968	28,266

		16,088,222

Chemicals — 0.0%
Codexis Inc.(a)	991	6,798

Electrical Components & Equipment — 0.1%
Universal Display Corp	308	35,562

Health Care - Products — 2.9%
10X Genomics Inc., Class A(a)	510	20,477
Abbott Laboratories	464	50,502
Adaptive Biotechnologies Corp.(a)	1,382	12,659
Axogen Inc.(a)	308	2,871
Baxter International Inc.	2,081	122,071
CareDx Inc.(a)	376	8,945
Cerus Corp.(a)	3,318	17,917
Cooper Companies Inc. (The)	193	63,111
Exact Sciences Corp.(a)	1,501	67,695
Glaukos Corp.(a)	572	30,802
Haemonetics Corp.(a)	286	19,874
ICU Medical Inc.(a)	110	19,489
IDEXX Laboratories Inc.(a)	72	28,741
Inspire Medical Systems Inc.(a)	246	51,412

Security	Shares	Value

Health Care - Products (continued)
Insulet Corp.(a)	175	$43,365
Integra LifeSciences Holdings Corp.(a)	374	20,585
Intuitive Surgical Inc.(a)	138	31,763
Lantheus Holdings Inc.(a)	1,142	87,614
NanoString Technologies Inc.(a)	392	5,018
Natera Inc.(a)	418	19,646
Nevro Corp.(a)	308	13,352
Novocure Ltd.(a)	1,344	91,379
Penumbra Inc.(a)	111	15,471
Progenics Pharmaceuticals, Inc., NVS(b)	1,001	—
Repligen Corp.(a)	640	136,550
ResMed Inc	350	84,182

		1,065,491

Health Care - Services — 1.8%
Catalent Inc.(a)	1,580	178,698
Charles River Laboratories International Inc.(a)	463	116,000
ICON PLC(a)	263	63,449
IQVIA Holdings Inc.(a)	906	217,684
Medpace Holdings Inc.(a)	219	37,127
OPKO Health Inc.(a)	5,038	11,890
Syneos Health Inc.(a)	616	48,750

		673,598

Pharmaceuticals — 43.1%
AbbVie Inc.	15,591	2,237,464
Aclaris Therapeutics Inc.(a)	748	11,527
Aeglea BioTherapeutics Inc.(a)	1,431	594
Aerie Pharmaceuticals Inc.(a)	990	6,940
Agios Pharmaceuticals Inc.(a)	1,780	38,395
Akebia Therapeutics Inc.(a)	4,510	1,763
Alector Inc.(a)	1,762	18,008
Alkermes PLC(a)	3,697	94,643
AmerisourceBergen Corp.	434	63,334
Amneal Pharmaceuticals Inc.(a)	2,949	10,439
Amphastar Pharmaceuticals Inc.(a)	726	27,145
Anika Therapeutics Inc.(a)	220	5,139
Arvinas Inc.(a)	1,172	62,245
AstraZeneca PLC	3,880	256,972
Athenex Inc.(a)	1,783	904
Bausch Health Companies Inc.(a)	4,884	22,564
Bioxcel Therapeutics Inc.(a)	358	5,528
Bristol-Myers Squibb Co.	26,729	1,972,066
Catalyst Pharmaceuticals Inc.(a)	1,651	16,906
Clovis Oncology Inc.(a)	1,276	2,131
Coherus Biosciences Inc.(a)	1,693	14,340
Collegium Pharmaceutical Inc.(a)	594	10,211
Concert Pharmaceuticals Inc.(a)	528	2,957
Contra Adamas Pharmace(b)(c)	552	33
Contra Adamas Pharmace(b)(c)	552	33
Corbus Pharmaceuticals Holdings Inc.(a)	1,232	312
Corcept Therapeutics Inc.(a)	2,420	69,357
Cyclerion Therapeutics Inc.(a)	330	317
Dexcom Inc.(a)	1,596	131,000
Eagle Pharmaceuticals Inc./DE(a)	308	12,228
Elanco Animal Health Inc.(a)	4,551	92,203
Eli Lilly & Co.	8,419	2,775,660
Enanta Pharmaceuticals Inc.(a)	374	20,626
Endo International PLC(a)	3,424	1,815
G1 Therapeutics Inc.(a)	484	4,032
Harmony Biosciences Holdings Inc.(a)	368	18,669

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2022	iShares® Evolved U.S. Innovative Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Heron Therapeutics Inc.(a)	1,804	$5,015
Ironwood Pharmaceuticals Inc.(a)	3,300	37,785
Jazz Pharmaceuticals PLC(a)	1,478	230,657
Johnson & Johnson	21,590	3,767,887
Jounce Therapeutics Inc.(a)	396	1,216
Kala Pharmaceuticals Inc.(a)	1,346	444
Kura Oncology Inc.(a)	1,601	24,511
Lannett Co. Inc.(a)	638	370
Madrigal Pharmaceuticals Inc.(a)	218	13,695
MediciNova Inc.(a)	902	2,084
Merck & Co. Inc.	23,775	2,124,058
Morphic Holding Inc.(a)	290	7,676
Neurocrine Biosciences Inc.(a)	2,507	235,984
Ocugen Inc.(a)	4,943	12,753
Ocular Therapeutix Inc.(a)	1,787	8,006
Organon & Co.	2,851	90,434
Pacira BioSciences Inc.(a)	836	47,284
Paratek Pharmaceuticals Inc.(a)	682	1,562
Perrigo Co. PLC	1,734	72,603
Prestige Consumer Healthcare Inc.(a)	352	21,229
Protagonist Therapeutics Inc.(a)	1,012	10,069
Reata Pharmaceuticals Inc., Class A(a)	683	20,954
Relmada Therapeutics Inc.(a)	352	9,011
Revance Therapeutics Inc.(a)	1,721	26,710
Rhythm Pharmaceuticals Inc.(a)	966	12,172
Seres Therapeutics Inc.(a)	1,304	5,359
Spectrum Pharmaceuticals Inc.(a)	2,457	1,998
Supernus Pharmaceuticals Inc.(a)	1,210	38,418
Synergy Pharmaceuticals Inc.(a)(b)(c)	1,136	7
Syros Pharmaceuticals Inc.(a)	1,273	999
TherapeuticsMD Inc.(a)	70	436
Tricida Inc.(a)	704	6,449
Vanda Pharmaceuticals Inc.(a)	1,232	13,281
Viatris Inc.	5,216	50,543
Voyager Therapeutics Inc.(a)	704	4,717
Y-mAbs Therapeutics Inc.(a)	638	9,946

Security	Shares	Value

Pharmaceuticals (continued)
Zoetis Inc.	4,999	$912,567

		15,837,389

Software — 0.1%
Contra Zogenix Inc., NVS(b)	1,728	1,175
Schrodinger Inc.(a)	928	29,046

		30,221

Telecommunications — 0.0%
InterDigital Inc.	198	12,155

Total Long-Term Investments — 91.8% (Cost: $33,474,264)		33,749,436

Short-Term Securities

Money Market Funds — 7.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(d)(e)(f)	78,449	78,441
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(d)(e)	2,842,000	2,842,000

Total Short-Term Securities — 7.9% (Cost: $2,920,412)		2,920,441

Total Investments in Securities — 99.7% (Cost: $36,394,676)		36,669,877

Other Assets Less Liabilities — 0.3%		114,989

Net Assets — 100.0%		$36,784,866

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$370,601	$—		$(291,770	)(a)	$(325)	$(65)	$78,441	78,449	$5,277	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	592,000	2,250,000	(a)	—		—	—	2,842,000	2,842,000	2,125		—

						$(325)	$(65)	$2,920,441		$7,402		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Evolved U.S. Innovative Healthcare ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$33,746,925	$—	$2,511	$33,749,436
Money Market Funds	2,920,441	—	—	2,920,441

	$36,667,366	$—	$2,511	$36,669,877

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments July 31, 2022	iShares® Evolved U.S. Media and Entertainment ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Advertising — 0.1%
Clear Channel Outdoor Holdings Inc.(a)	3,511	$5,442
Entravision Communications Corp., Class A	1,214	6,507
National CineMedia Inc.	1,928	2,815

		14,764

Commercial Services — 2.2%
Graham Holdings Co., Class B	96	57,071
John Wiley & Sons Inc., Class A	407	21,253
Nielsen Holdings PLC	6,095	145,975
Viad Corp.(a)	128	4,323

		228,622

Entertainment — 8.8%
AMC Entertainment Holdings Inc., Class A(a)	7,910	115,170
Caesars Entertainment Inc.(a)	811	37,055
Churchill Downs Inc.	344	72,171
Cinemark Holdings Inc.(a)	2,488	45,605
DraftKings Inc., Class A (a)	4,289	58,888
IMAX Corp.(a)	1,536	25,820
Lions Gate Entertainment Corp., Class A(a)	3,224	28,242
Lions Gate Entertainment Corp., Class B, NVS(a)	6,077	50,500
Live Nation Entertainment Inc.(a)	2,169	203,864
Madison Square Garden Entertainment Corp.(a)	476	27,717
Madison Square Garden Sports Corp.(a)	384	59,051
Penn National Gaming Inc.(a)	485	16,757
Reading International Inc., Class A, NVS(a)	360	1,678
Scientific Games Corp., Class A(a)	1,058	53,895
SeaWorld Entertainment Inc.(a)	952	45,439
Six Flags Entertainment Corp.(a)	1,496	33,914
Warner Music Group Corp., Class A	1,398	41,940

		917,706

Home Furnishings — 0.8%
Dolby Laboratories Inc., Class A	1,128	87,307

Internet — 14.3%
Alphabet Inc., Class A(a)	2,220	258,230
Alphabet Inc., Class C, NVS(a)	2,220	258,941
fuboTV Inc.(a)	3,878	9,734
IAC/InterActiveCorp.(a)	1,135	77,747
Match Group Inc.(a)	717	52,563
Netflix Inc.(a)	1,354	304,515
Roku Inc.(a)	2,317	151,810
Twitter Inc.(a)	9,284	386,307

		1,499,847

Leisure Time — 0.0%
Carnival Corp.(a)	377	3,416
Liberty TripAdvisor Holdings Inc., Class A(a)	697	477

		3,893

Lodging — 0.2%
Las Vegas Sands Corp.(a)	508	19,147
Marcus Corp. (The)(a)	240	3,943

		23,090

Media — 53.3%
Altice USA Inc., Class A(a)	5,286	55,556
AMC Networks Inc., Class A(a)	1,508	46,024
Audacy Inc(a)	5,296	3,374
Cable One Inc.	130	178,968
Charter Communications Inc., Class A(a)	910	393,211
Comcast Corp., Class A	12,775	479,318

Security	Shares	Value

Media (continued)
DISH Network Corp., Class A(a)	5,556	$96,508
Endeavor Group Holdings Inc.(a)	3,144	71,652
EW Scripps Co. (The), Class A, NVS(a)	3,298	47,029
Fox Corp., Class A, NVS	15,854	524,926
Fox Corp., Class B	8,928	275,875
Gannett Co. Inc.(a)	1,735	5,222
Gray Television Inc.	4,590	85,236
Hemisphere Media Group Inc.(a)	824	6,411
iHeartMedia Inc., Class A(a)	1,804	13,494
Liberty Broadband Corp., Class A, NVS(a)	613	66,161
Liberty Broadband Corp., Class C (a)	2,943	320,581
Liberty Global PLC, Class A(a)	2,488	54,139
Liberty Global PLC, Class C, NVS(a)	7,184	164,442
Liberty Latin America Ltd., Class A(a)	310	2,285
Liberty Latin America Ltd., Class C, NVS(a)	1,824	13,388
Liberty Media Corp.-Liberty SiriusXM, Class A, NVS(a)	576	22,954
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	661	26,321
New York Times Co. (The), Class A	946	30,225
News Corp., Class A, NVS	11,679	200,178
News Corp., Class B	3,456	59,720
Nexstar Media Group Inc., Class A	2,437	459,058
Paramount Global, Class A, NVS	263	7,112
Paramount Global, Class B, NVS	17,322	409,665
Saga Communications Inc., Class A	216	5,057
Scholastic Corp., NVS	432	20,334
Sinclair Broadcast Group Inc., Class A	2,903	63,401
Sirius XM Holdings Inc.	30,177	201,582
TEGNA Inc.	11,366	238,004
Walt Disney Co. (The)(a)	4,303	456,548
Warner Bros. Discovery Inc.(a)	21,508	322,620
World Wrestling Entertainment Inc., Class A	2,178	150,957

		5,577,536

Real Estate Investment Trusts — 1.4%
Lamar Advertising Co., Class A	920	92,975
Ryman Hospitality Properties Inc.(a)	642	56,843

		149,818

Retail — 1.0%
GameStop Corp., Class A(a)	2,300	78,223
Qurate Retail Inc. Series A	9,451	25,801

		104,024

Software — 12.6%
Activision Blizzard Inc.	6,433	514,318
Daily Journal Corp.(a)	16	4,325
Electronic Arts Inc.	3,655	479,645
Playtika Holding Corp.(a)	558	6,847
Take-Two Interactive Software Inc.(a)	2,189	290,546
Vimeo Inc.(a)	652	3,625
Xperi Holding Corp.	855	14,330

		1,313,636

Telecommunications — 0.5%
AT&T Inc.	1,745	32,771
Harmonic Inc.(a)	928	10,134
Shenandoah Telecommunications Co.	602	13,425

		56,330

Toys, Games & Hobbies — 3.3%
Hasbro Inc.	3,278	258,044

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Evolved U.S. Media and Entertainment ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Toys, Games & Hobbies (continued)
Mattel Inc.(a)	3,657	$84,843

		342,887

Total Long-Term Investments — 98.5% (Cost: $13,664,223)		10,319,460

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(b)(c)	148,000	148,000

Total Short-Term Securities — 1.4% (Cost: $148,000)		148,000

Total Investments in Securities — 99.9% (Cost: $13,812,223)		10,467,460

Other Assets Less Liabilities — 0.1%		5,618

Net Assets — 100.0%		$10,473,078

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$924,521	$—		$(923,644	)(b)	$(866)	$(11)	$—	—	$7,283	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	118,000	30,000	(b)	—		—	—	148,000	148,000	424		—

						$(866)	$(11)	$148,000		$7,707		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$10,319,460	$—	$—	$10,319,460
Money Market Funds	148,000	—	—	148,000

	$10,467,460	$—	$—	$10,467,460

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments July 31, 2022	iShares® Evolved U.S. Technology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Advertising — 0.3%
Interpublic Group of Companies Inc. (The)	2,886	$86,205
Omnicom Group Inc.	1,421	99,242
Trade Desk Inc. (The), Class A(a)	3,960	178,200

		363,647

Aerospace & Defense — 0.1%
L3Harris Technologies Inc.	289	69,351

Banks — 0.3%
JPMorgan Chase & Co.	2,793	322,201

Biotechnology — 0.1%
Illumina Inc.(a)	536	116,140
Incyte Corp.(a)	501	38,918

		155,058

Commercial Services — 3.7%
2U Inc.(a)	343	3,358
Automatic Data Processing Inc.	3,657	881,776
Block Inc.(a)	3,516	267,427
Booz Allen Hamilton Holding Corp.	641	61,523
Chegg Inc.(a)	1,320	28,116
Clarivate PLC(a)	3,214	46,571
CoStar Group Inc.(a)(b)	2,970	215,592
Equifax Inc.	686	143,312
FleetCor Technologies Inc.(a)	490	107,844
Gartner Inc.(a)	784	208,136
Global Payments Inc.	1,614	197,425
Korn Ferry	392	25,680
LiveRamp Holdings Inc.(a)	52	1,384
MarketAxess Holdings Inc.	147	39,805
Moody’s Corp.	637	197,629
Nielsen Holdings PLC	1,664	39,853
Paylocity Holding Corp.(a)	485	99,876
PayPal Holdings Inc.(a)	9,250	800,403
Robert Half International Inc.	539	42,656
S&P Global Inc.	1,801	678,851
Sabre Corp.(a)(b)	1,519	9,342
TransUnion	1,176	93,174
Verisk Analytics Inc.(b)	735	139,834

		4,329,567

Computers — 18.0%
Accenture PLC, Class A	5,236	1,603,577
Apple Inc.	93,057	15,122,693
CACI International Inc., Class A(a)	147	44,437
Cognizant Technology Solutions Corp., Class A	4,707	319,888
Crowdstrike Holdings Inc., Class A(a)	2,006	368,302
Dell Technologies Inc., Class C	1,960	88,318
DXC Technology Co.(a)	2,744	86,710
EPAM Systems Inc.(a)	392	136,906
Fortinet Inc.(a)	7,840	467,656
Genpact Ltd.	1,127	54,186
Hewlett Packard Enterprise Co.	12,350	175,864
HP Inc.	8,079	269,758
International Business Machines Corp.	10,174	1,330,657
Kyndryl Holdings Inc.(a)	2,031	21,265
Lumentum Holdings Inc.(a)	294	26,595
NCR Corp.(a)	784	25,441
NetApp Inc.	2,648	188,882
Pure Storage Inc., Class A(a)	1,078	30,561

Security	Shares	Value

Computers (continued)
Qualys Inc.(a)	392	$47,949
Rapid7 Inc.(a)	641	41,005
Seagate Technology Holdings PLC	1,764	141,085
Varonis Systems Inc.(a)	1,363	34,661
Western Digital Corp.(a)	2,352	115,483
Zscaler Inc.(a)	932	144,516

		20,886,395

Cosmetics & Personal Care — 0.2%
Procter & Gamble Co. (The)	1,449	201,281

Distribution & Wholesale — 0.1%
Copart Inc.(a)	588	75,323
KAR Auction Services Inc.(a)	441	7,541

		82,864

Diversified Financial Services — 5.6%
Cboe Global Markets Inc.	490	60,456
CME Group Inc.	1,666	332,334
Coinbase Global Inc., Class A(a)(b)	1,433	90,222
Discover Financial Services	392	39,592
Interactive Brokers Group Inc., Class A	294	17,255
Intercontinental Exchange Inc.	2,842	289,855
Invesco Ltd.	1,080	19,159
Mastercard Inc., Class A	6,778	2,397,989
Nasdaq Inc.	539	97,505
SEI Investments Co.	588	32,552
Tradeweb Markets Inc., Class A	1,423	100,350
Visa Inc., Class A	14,222	3,016,628
Western Union Co. (The)	1,911	32,525

		6,526,422

Electronics — 0.5%
Agilent Technologies Inc.	782	104,866
Allegion PLC	299	31,604
Flex Ltd.(a)(b)	2,841	47,729
Garmin Ltd.	442	43,148
II-VI Inc.(a)	89	4,685
Keysight Technologies Inc.(a)	1,029	167,316
Mettler-Toledo International Inc.(a)	48	64,787
National Instruments Corp.	931	35,378
TD SYNNEX Corp.	196	19,682
Trimble Inc.(a)	1,274	88,454

		607,649

Energy - Alternate Sources — 0.3%
Enphase Energy Inc.(a)	692	196,652
SolarEdge Technologies Inc.(a)(b)	260	93,634
Sunrun Inc.(a)	1,019	33,311

		323,597

Health Care - Products — 0.2%
10X Genomics Inc., Class A(a)(b)	382	15,337
Align Technology Inc.(a)	304	85,415
Avantor Inc.(a)	3,018	87,583

		188,335

Health Care - Services — 0.2%
Charles River Laboratories International Inc.(a)	286	71,654
IQVIA Holdings Inc.(a)	539	129,506
Teladoc Health Inc.(a)(b)	801	29,517

		230,677

Insurance — 0.4%
Aon PLC, Class A	638	185,684

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Evolved U.S. Technology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Marsh & McLennan Companies Inc.	1,323	$216,919
Willis Towers Watson PLC	400	82,776

		485,379

Internet — 22.2%
Airbnb Inc., Class A(a)	2,184	242,380
Alphabet Inc., Class A(a)	50,000	5,816,000
Alphabet Inc., Class C, NVS(a)	48,740	5,685,034
Amazon.com Inc.(a)	49,384	6,664,371
Booking Holdings Inc.(a)	200	387,138
CDW Corp./DE	1,078	195,689
DoorDash Inc., Class A(a)	2,169	151,288
eBay Inc.	5,212	253,460
Etsy Inc.(a)	852	88,369
Expedia Group Inc.(a)	637	67,554
F5 Inc.(a)	637	106,608
GoDaddy Inc., Class A(a)	1,127	83,601
IAC/InterActiveCorp.(a)	528	36,168
Lyft Inc., Class A(a)	1,866	25,863
Mandiant Inc.(a)	1,519	34,603
Match Group Inc.(a)	1,508	110,551
MercadoLibre Inc.(a)	279	227,025
Meta Platforms Inc, Class A(a)	21,812	3,470,289
Netflix Inc.(a)	1,211	272,354
NortonLifeLock Inc.	4,849	118,946
Okta Inc.(a)	1,908	187,843
Palo Alto Networks Inc.(a)	980	489,118
Pinterest Inc., Class A(a)	2,714	52,869
Q2 Holdings Inc.(a)	488	21,423
Robinhood Markets Inc., Class A(a)(b)	4,021	36,390
Roku Inc.(a)(b)	654	42,850
Snap Inc., Class A, NVS(a)	8,483	83,812
Twitter Inc.(a)	5,636	234,514
Uber Technologies Inc.(a)	10,776	252,697
Upwork Inc.(a)	2,636	48,924
VeriSign Inc.(a)	878	166,082
Zendesk Inc.(a)	833	62,825
Zillow Group Inc., Class C (a)	686	23,928

		25,740,566

Leisure Time — 0.0%
Peloton Interactive Inc., Class A(a)	1,312	12,451

Machinery — 0.1%
Cognex Corp.	980	49,960
Rockwell Automation Inc.	196	50,035

		99,995

Manufacturing — 0.0%
Axon Enterprise Inc.(a)(b)	407	44,847

Media — 0.1%
FactSet Research Systems Inc.	245	105,272

Office & Business Equipment — 0.1%
Zebra Technologies Corp., Class A(a)	392	140,214

Pharmaceuticals — 0.1%
Zoetis Inc.	391	71,377

Private Equity — 0.1%
Blackstone Inc., NVS	913	93,190

Security	Shares	Value

Real Estate — 0.1%
CBRE Group Inc., Class A(a)	1,024	$87,675
Jones Lang LaSalle Inc.(a)	196	37,371

		125,046

Real Estate Investment Trusts — 0.4%
Digital Realty Trust Inc.	928	122,914
Equinix Inc.	383	269,532
Iron Mountain Inc.	1,323	64,152

		456,598

Retail — 0.1%
Best Buy Co. Inc.	686	52,815
Carvana Co., Class A(a)(b)	332	9,678
Home Depot Inc. (The)	360	108,338

		170,831

Semiconductors — 12.4%
Advanced Micro Devices Inc.(a)	14,526	1,372,271
Analog Devices Inc.	3,079	529,465
Applied Materials Inc.	4,223	447,553
Broadcom Inc.	3,158	1,691,046
Intel Corp.	23,199	842,356
KLA Corp.	833	319,489
Lam Research Corp.	694	347,354
Lattice Semiconductor Corp.(a)	1,194	73,431
Marvell Technology Inc.	7,105	395,606
Microchip Technology Inc.	3,136	215,945
Micron Technology Inc.	7,505	464,259
Monolithic Power Systems Inc.	294	136,628
Nvidia Corp.	24,914	4,525,130
NXP Semiconductors NV	1,857	341,465
ON Semiconductor Corp.(a)	2,645	176,633
Qorvo Inc.(a)	738	76,804
Qualcomm Inc.	7,528	1,092,012
Silicon Laboratories Inc.(a)(b)	343	50,586
Skyworks Solutions Inc.	1,083	117,917
Synaptics Inc.(a)(b)	610	88,419
Teradyne Inc.	1,122	113,199
Texas Instruments Inc.	4,806	859,745
Wolfspeed Inc.(a)	833	69,389

		14,346,702

Software — 30.9%
ACI Worldwide Inc.(a)	980	27,959
Activision Blizzard Inc.	4,787	382,721
Adobe Inc.(a)	4,857	1,991,953
Akamai Technologies Inc.(a)	1,470	141,443
Alteryx Inc., Class A(a)	736	35,644
Ansys Inc.(a)	686	191,387
Appian Corp.(a)	580	28,147
Aspen Technology Inc.(a)	205	41,838
Autodesk Inc.(a)	2,055	444,538
Avalara Inc.(a)(b)	638	55,774
Bentley Systems Inc., Class B	1,470	58,212
Bill.com Holdings Inc.(a)	999	134,945
Black Knight Inc.(a)	686	45,057
Blackbaud Inc.(a)	441	27,042
Blackline Inc.(a)	784	49,565
Box Inc., Class A(a)	1,323	37,626
Broadridge Financial Solutions Inc.	686	110,137
Cadence Design Systems Inc.(a)	2,401	446,778
Ceridian HCM Holding Inc.(a)	1,371	75,090
Citrix Systems Inc.	1,372	139,135

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2022	iShares® Evolved U.S. Technology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Cloudflare Inc., Class A(a)	1,861	$93,646
CommVault Systems Inc.(a)	441	24,736
Concentrix Corp.	310	41,466
Consensus Cloud Solutions Inc.(a)	115	6,213
Coupa Software Inc.(a)	784	51,289
Datadog Inc., Class A(a)	3,296	336,225
DocuSign Inc.(a)	1,913	122,394
Dropbox Inc., Class A(a)	2,937	66,787
Dynatrace Inc.(a)	2,213	83,275
Elastic NV(a)	637	50,890
Electronic Arts Inc.	1,813	237,920
Everbridge Inc.(a)	442	11,112
Fair Isaac Corp.(a)	245	113,197
Fidelity National Information Services Inc.	3,579	365,631
Fiserv Inc.(a)	4,251	449,246
Five9 Inc.(a)	731	79,036
Guidewire Software Inc.(a)(b)	637	49,508
HubSpot Inc.(a)	493	151,844
Intuit Inc.	2,331	1,063,332
Jack Henry & Associates Inc.	588	122,169
Manhattan Associates Inc.(a)	637	89,607
Microsoft Corp.	65,045	18,260,733
MicroStrategy Inc., Class A(a)(b)	148	42,337
MongoDB Inc. (a)	488	152,485
MSCI Inc.	588	283,028
New Relic Inc.(a)	441	26,755
Nutanix Inc., Class A(a)	2,203	33,331
Oracle Corp.	20,357	1,584,589
Palantir Technologies Inc., Class A(a)	20,381	210,943
Paychex Inc.	2,252	288,887
Paycom Software Inc.(a)	441	145,746
Pegasystems Inc.	392	15,739
PTC Inc.(a)	1,176	145,095
RingCentral Inc., Class A(a)	682	33,752
Roper Technologies Inc.	146	63,754
SailPoint Technologies Holdings Inc.(a)	1,212	77,289
Salesforce Inc.(a)	10,639	1,957,789
ServiceNow Inc.(a)	2,160	964,786
Smartsheet Inc., Class A(a)	1,474	44,308
Snowflake Inc., Class A(a)	3,713	556,616
Splunk Inc.(a)	1,818	188,908
SPS Commerce Inc.(a)	773	92,575
SS&C Technologies Holdings Inc.	1,274	75,383
Synopsys Inc.(a)	1,372	504,210
Take-Two Interactive Software Inc.(a)	804	106,715
Teradata Corp.(a)	2,303	88,182
Twilio Inc., Class A(a)	2,188	185,542
Tyler Technologies Inc.(a)	294	117,306
UiPath Inc., Class A(a)	2,967	54,385

Security	Shares	Value

Software (continued)
Unity Software Inc.(a)(b)	2,373	$88,726
Veeva Systems Inc., Class A(a)	1,312	293,337
Verint Systems Inc.(a)	588	26,854
VMware Inc., Class A	2,186	254,013
Workday Inc., Class A(a)	2,303	357,195
Workiva Inc.(a)	828	54,234
Ziff Davis Inc.(a)(b)	343	28,088
Zoom Video Communications Inc., Class A(a)	2,374	246,564
ZoomInfo Technologies Inc.(a)(b)	2,889	109,464

		35,834,157

Telecommunications — 2.1%
Arista Networks Inc.(a)	2,352	274,314
Ciena Corp.(a)	1,176	60,682
Cisco Systems Inc.	39,182	1,777,687
CommScope Holding Co. Inc.(a)(b)	784	7,079
Juniper Networks Inc.	3,479	97,516
Motorola Solutions Inc.	784	187,055

		2,404,333

Transportation — 0.1%
Expeditors International of Washington Inc.(b)	637	67,681
FedEx Corp.	445	103,725

		171,406

Total Long-Term Investments — 98.8% (Cost: $109,495,655)		114,589,408

Short-Term Securities

Money Market Funds — 2.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(c)(d)(e)	1,184,269	1,184,151
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(c)(d)	1,310,000	1,310,000

Total Short-Term Securities — 2.1% (Cost: $2,494,081)		2,494,151

Total Investments in Securities — 100.9% (Cost: $111,989,736)		117,083,559

Liabilities in Excess of Other Assets — (0.9)%		(1,094,092)

Net Assets — 100.0%		$115,989,467

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Evolved U.S. Technology ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$105,468	$1,079,190	(a)	$—	$(577)	$70	$1,184,151	1,184,269	$1,518	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	890,000	420,000	(a)	—	—	—	1,310,000	1,310,000	3,539		—

					$(577)	$70	$2,494,151		$5,057		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$114,589,408	$—	$—	$114,589,408
Money Market Funds	2,494,151	—	—	2,494,151

	$117,083,559	$—	$—	$117,083,559

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Statements of Assets and Liabilities

July 31, 2022

	iShares Evolved U.S. Consumer Staples ETF	iShares Evolved U.S. Discretionary Spending ETF	iShares Evolved U.S. Financials ETF	iShares Evolved U.S. Healthcare Staples ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$16,807,276	$15,562,463	$8,773,341	$37,760,571
Investments, at value — affiliated(c)	140,000	358,302	80,000	986,000
Cash	9,544	6,795	9,050	1,092
Receivables:
Investments sold	—	39,957	—	—
Securities lending income — affiliated	37	875	7	—
Dividends — unaffiliated	18,488	9,086	13,041	32,864
Dividends — affiliated	145	81	102	786

Total assets	16,975,490	15,977,559	8,875,541	38,781,313

LIABILITIES
Collateral on securities loaned, at value	—	298,278	—	—
Payables:
Investment advisory fees	2,530	2,351	1,298	5,850

Total liabilities	2,530	300,629	1,298	5,850

NET ASSETS	$16,972,960	$15,676,930	$8,874,243	$38,775,463

NET ASSETS CONSIST OF
Paid-in capital	$15,417,748	$16,220,168	$8,269,925	$34,527,651
Accumulated earnings (loss)	1,555,212	(543,238)	604,318	4,247,812

NET ASSETS	$16,972,960	$15,676,930	$8,874,243	$38,775,463

NET ASSET VALUE
Shares outstanding	500,000	400,000	300,000	950,000

Net asset value	$33.95	$39.19	$29.58	$40.82

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$15,239,840	$16,394,049	$8,173,688	$33,673,872
(b) Securities loaned, at value	$—	$287,322	$—	$—
(c) Investments, at cost — affiliated	$140,000	$358,255	$80,000	$986,000

See notes to financial statements.

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities   (continued)

July 31, 2022

	iShares Evolved U.S. Innovative Healthcare ETF	iShares Evolved U.S. Media and Entertainment ETF	iShares Evolved U.S. Technology ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$33,749,436	$10,319,460	$114,589,408
Investments, at value — affiliated(c)	2,920,441	148,000	2,494,151
Cash	8,004	3,712	1,756
Receivables:
Investments sold	152,162	—	22,582
Securities lending income — affiliated	262	371	498
Capital shares sold	—	—	59,859
Dividends — unaffiliated	38,266	2,931	19,535
Dividends — affiliated	1,141	182	1,570

Total assets	36,869,712	10,474,656	117,189,359

LIABILITIES
Collateral on securities loaned, at value	79,179	—	1,184,313
Payables:
Investment advisory fees	5,667	1,578	15,579

Total liabilities	84,846	1,578	1,199,892

NET ASSETS	$36,784,866	$10,473,078	$115,989,467

NET ASSETS CONSIST OF
Paid-in capital	$35,617,069	$14,079,435	$110,654,594
Accumulated earnings (loss)	1,167,797	(3,606,357)	5,334,873

NET ASSETS	$36,784,866	$10,473,078	$115,989,467

NET ASSET VALUE
Shares outstanding	1,100,000	400,000	2,450,000

Net asset value	$33.44	$26.18	$47.34

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$33,474,264	$13,664,223	$109,495,655
(b) Securities loaned, at value	$72,614	$—	$1,164,368
(c) Investments, at cost — affiliated	$2,920,412	$148,000	$2,494,081

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Operations

Year Ended July 31, 2022

	iShares Evolved U.S. Consumer Staples ETF	iShares Evolved U.S. Discretionary Spending ETF	iShares Evolved U.S. Financials ETF	iShares Evolved U.S. Healthcare Staples ETF

INVESTMENT INCOME
Dividends — unaffiliated	$400,430	$235,688	$174,222	$382,253
Dividends — affiliated	328	251	256	1,496
Securities lending income — affiliated — net	886	2,565	135	258
Foreign taxes withheld	(56)	—	(60)	—

Total investment income	401,588	238,504	174,553	384,007

EXPENSES
Investment advisory fees	28,790	40,413	14,736	68,353
Professional fees	217	—	217	217

Total expenses	29,007	40,413	14,953	68,570

Net investment income	372,581	198,091	159,600	315,437

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	16,799	417,270	11,876	77,062
Investments — affiliated	(39)	(258)	(57)	(228)
In-kind redemptions — unaffiliated(a)	1,097	2,445,584	—	694,138
Payments by affiliate	—	—	1,864	—

	17,857	2,862,596	13,683	770,972

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	267,376	(6,108,585)	(706,265)	(3,284,653)
Investments — affiliated	(4)	44	—	(2)

	267,372	(6,108,541)	(706,265)	(3,284,655)

Net realized and unrealized gain (loss)	285,229	(3,245,945)	(692,582)	(2,513,683)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$657,810	$(3,047,854)	$(532,982)	$(2,198,246)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations   (continued)

Year Ended July 31, 2022

	iShares Evolved U.S. Innovative Healthcare ETF	iShares Evolved U.S. Media and Entertainment ETF	iShares Evolved U.S. Technology ETF

INVESTMENT INCOME
Dividends — unaffiliated	$530,333	$55,133	$811,882
Dividends — affiliated	2,167	515	3,576
Securities lending income — affiliated — net	5,235	7,192	1,481
Foreign taxes withheld	—	—	(461)

Total investment income	537,735	62,840	816,478

EXPENSES
Investment advisory fees	69,136	27,558	239,736
Professional fees	—	217	217

Total expenses	69,136	27,775	239,953

Net investment income	468,599	35,065	576,525

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,052,572	(148,257)	576,646
Investments — affiliated	(325)	(866)	(577)
In-kind redemptions — unaffiliated(a)	2,525,635	663,785	7,652,272

	3,577,882	514,662	8,228,341

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(6,572,693)	(5,550,584)	(31,887,903)
Investments — affiliated	(65)	(11)	70

	(6,572,758)	(5,550,595)	(31,887,833)

Net realized and unrealized loss	(2,994,876)	(5,035,933)	(23,659,492)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,526,277)	$(5,000,868)	$(23,082,967)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Changes in Net Assets

	iShares Evolved U.S. Consumer Staples ETF		iShares Evolved U.S. Discretionary Spending ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$372,581	$391,716	$198,091	$187,745
Net realized gain	17,857	1,823,303	2,862,596	1,792,839
Net change in unrealized appreciation (depreciation)	267,372	480,418	(6,108,541)	3,689,056

Net increase (decrease) in net assets resulting from operations	657,810	2,695,437	(3,047,854)	5,669,640

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(360,114)	(377,726)	(192,387)	(182,616)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,741,757	2,756,445	(3,715,086)	5,164,697

NET ASSETS
Total increase (decrease) in net assets	2,039,453	5,074,156	(6,955,327)	10,651,721
Beginning of year	14,933,507	9,859,351	22,632,257	11,980,536

End of year	$16,972,960	$14,933,507	$15,676,930	$22,632,257

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Evolved U.S. Financials ETF		iShares Evolved U.S. Healthcare Staples ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$159,600	$111,485	$315,437	$194,707
Net realized gain	13,683	3,090	770,972	1,001,141
Net change in unrealized appreciation (depreciation)	(706,265)	2,107,873	(3,284,655)	5,124,434

Net increase (decrease) in net assets resulting from operations	(532,982)	2,222,448	(2,198,246)	6,320,282

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(152,736)	(109,149)	(291,853)	(166,995)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,331,765	—	6,590,917	13,514,706

NET ASSETS
Total increase in net assets	2,646,047	2,113,299	4,100,818	19,667,993
Beginning of year	6,228,196	4,114,897	34,674,645	15,006,652

End of year	$8,874,243	$6,228,196	$38,775,463	$34,674,645

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Changes in Net Assets (continued)

	iShares Evolved U.S. Innovative Healthcare ETF		iShares Evolved U.S. Media and Entertainment ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$468,599	$435,435	$35,065	$105,029
Net realized gain	3,577,882	785,765	514,662	2,196,957
Net change in unrealized appreciation (depreciation)	(6,572,758)	5,285,722	(5,550,595)	1,724,157

Net increase (decrease) in net assets resulting from operations	(2,526,277)	6,506,922	(5,000,868)	4,026,143

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(985,796)	(885,686)	(185,782)	(103,291)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	897,869	12,756,828	(3,033,254)	5,551,639

NET ASSETS
Total increase (decrease) in net assets	(2,614,204)	18,378,064	(8,219,904)	9,474,491
Beginning of year	39,399,070	21,021,006	18,692,982	9,218,491

End of year	$36,784,866	$39,399,070	$10,473,078	$18,692,982

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Evolved U.S. Technology ETF
	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$576,525	$437,300
Net realized gain	8,228,341	10,101,984
Net change in unrealized appreciation (depreciation)	(31,887,833)	22,445,624

Net increase (decrease) in net assets resulting from operations	(23,082,967)	32,984,908

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,164,175)	(431,621)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	9,540,195	18,787,708

NET ASSETS
Total increase (decrease) in net assets	(14,706,947)	51,340,995
Beginning of year	130,696,414	79,355,419

End of year	$115,989,467	$130,696,414

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Financial Highlights

(For a share outstanding throughout each period)

	iShares Evolved U.S. Consumer Staples ETF

					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	03/21/18	(a)
	07/31/22	07/31/21	07/31/20	07/31/19	to 07/31/18

Net asset value, beginning of period	$33.19	$28.17	$27.58	$25.03	$24.62

Net investment income(b)	0.78	0.74	0.70	0.66	0.31	(c)
Net realized and unrealized gain(d)	0.75	5.03	0.51	2.80	0.26

Net increase from investment operations	1.53	5.77	1.21	3.46	0.57

Distributions(e)
From net investment income	(0.77)	(0.75)	(0.62)	(0.85)		(0.16)
From net realized gain	—	—	—	(0.06)	—

Total distributions	(0.77)	(0.75)	(0.62)	(0.91)		(0.16)

Net asset value, end of period	$33.95	$33.19	$28.17	$27.58	$25.03

Total Return(f)
Based on net asset value	4.67%	20.76%	4.56%	14.23%	2.34	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.18%	0.18%	0.18%	0.18%	0.18	%(i)

Net investment income	2.33%	2.39%	2.58%	2.59%	3.58	%(c)(i)

Supplemental Data

Net assets, end of period (000)	$16,973	$14,934	$9,859	$4,137	$3,755

Portfolio turnover rate(j)	5%	5%	13%	9%	0	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Includes a special distribution from Dr Pepper Snapple Group Inc. Excluding such special distribution, the net investment income would have been $0.21 per share and 2.39% of average net assets.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Evolved U.S. Discretionary Spending ETF

					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	03/21/18	(a)
	07/31/22	07/31/21	07/31/20	07/31/19	to 07/31/18

Net asset value, beginning of period	$45.26	$34.23	$29.47	$26.84	$24.95

Net investment income(b)	0.38	0.35	0.35	0.39	0.12
Net realized and unrealized gain (loss)(c)	(6.07)	11.01	4.90	2.70	1.86

Net increase (decrease) from investment operations	(5.69)	11.36	5.25	3.09	1.98

Distributions(d)
From net investment income	(0.38)	(0.33)	(0.33)	(0.41)		(0.09)
From net realized gain	—	—	(0.16)	(0.05)	—

Total distributions	(0.38)	(0.33)	(0.49)	(0.46)		(0.09)

Net asset value, end of period	$39.19	$45.26	$34.23	$29.47	$26.84

Total Return(e)
Based on net asset value	(12.65)%	33.32%	18.11%	11.73%	7.96	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.18%	0.18%	0.18%	0.18%	0.18	%(h)

Net investment income	0.88%	0.86%	1.16%	1.42%	1.25	%(h)

Supplemental Data

Net assets, end of period (000)	$15,677	$22,632	$11,981	$5,895	$5,369

Portfolio turnover rate(i)	7%	4%	10%	11%	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Evolved U.S. Financials ETF

						Period From

	Year Ended		Year Ended	Year Ended	Year Ended	03/21/18	(a)

	07/31/22		07/31/21	07/31/20	07/31/19	to 07/31/18

Net asset value, beginning of period	$31.14		$20.57	$24.86	$24.59	$24.98

Net investment income(b)	0.62		0.56	0.56	0.50	0.15
Net realized and unrealized gain (loss)(c)	(1.59)		10.56	(4.29)	0.27		(0.43)

Net increase (decrease) from investment operations	(0.97)		11.12	(3.73)	0.77		(0.28)

Distributions from net investment income(d)	(0.59)		(0.55)	(0.56)	(0.50)		(0.11)

Net asset value, end of period	$29.58		$31.14	$20.57	$24.86	$24.59

Total Return(e)
Based on net asset value	(3.25	)%(f)	54.68%	(15.10)%	3.35%	(1.11	)%(f)(g)

Ratios to Average Net Assets(h)
Total expenses	0.18%		0.18%	0.19%	0.18%	0.18	%(i)

Net investment income	1.95%		2.10%	2.47%	2.15%	1.65	%(i)

Supplemental Data

Net assets, end of period (000)	$8,874		$6,228	$4,115	$4,971	$4,919

Portfolio turnover rate(j)	3%		2%	8%	10%	13	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)

Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been -3.23% for the year ended 2022 and -1.40% for the year ended 2018.

(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Evolved U.S. Healthcare Staples ETF

					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	03/21/18	(a)
	07/31/22	07/31/21	07/31/20	07/31/19	to 07/31/18

Net asset value, beginning of period	$43.34	$33.35	$29.46	$27.48	$24.86

Net investment income(b)	0.35	0.33	0.31	0.27	0.08
Net realized and unrealized gain (loss)(c)	(2.54)	9.96	4.07	2.11	2.60

Net increase (decrease) from investment operations	(2.19)	10.29	4.38	2.38	2.68

Distributions(d)
From net investment income	(0.33)	(0.30)	(0.25)	(0.28)		(0.06)
From net realized gain	—	—	(0.24)	(0.12)	—

Total distributions	(0.33)	(0.30)	(0.49)	(0.40)		(0.06)

Net asset value, end of period	$40.82	$43.34	$33.35	$29.46	$27.48

Total Return(e)
Based on net asset value	(5.09)%	31.06%	15.04%	8.77%	10.77	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.18%	0.18%	0.18%	0.18%	0.18	%(h)

Net investment income	0.83%	0.86%	1.02%	0.95%	0.87	%(h)

Supplemental Data

Net assets, end of period (000)	$38,775	$34,675	$15,007	$7,365	$5,495

Portfolio turnover rate(i)	5%	2%	12%	12%	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Evolved U.S. Innovative Healthcare ETF

					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	03/21/18	(a)
	07/31/22	07/31/21	07/31/20	07/31/19	to 07/31/18

Net asset value, beginning of period	$35.82	$30.03	$24.74	$26.03	$24.97

Net investment income(b)	0.42	0.45	0.43	0.37	0.11
Net realized and unrealized gain (loss)(c)	(1.93)	6.29	5.72	(1.15)	1.04

Net increase (decrease) from investment operations	(1.51)	6.74	6.15	(0.78)	1.15

Distributions(d)
From net investment income	(0.46)	(0.39)	(0.38)	(0.36)		(0.09)
From net realized gain	(0.41)	(0.56)	(0.48)	(0.15)	—

Total distributions	(0.87)	(0.95)	(0.86)	(0.51)		(0.09)

Net asset value, end of period	$33.44	$35.82	$30.03	$24.74	$26.03

Total Return(e)
Based on net asset value	(4.26)%	22.81%	25.31%	(3.04)%	4.62	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.18%	0.18%	0.18%	0.18%	0.18	%(h)

Net investment income	1.22%	1.37%	1.53%	1.45%	1.25	%(h)

Supplemental Data

Net assets, end of period (000)	$36,785	$39,399	$21,021	$4,949	$5,206

Portfolio turnover rate(i)	7%	6%	24%	8%	3	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Evolved U.S. Media and Entertainment ETF

					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	03/21/18	(a)
	07/31/22	07/31/21	07/31/20	07/31/19	to 07/31/18

Net asset value, beginning of period	$37.39	$26.34	$28.22	$26.38	$25.05

Net investment income(b)	0.07	0.23	0.20	0.26	0.10
Net realized and unrealized gain (loss)(c)	(10.90)	11.05	(0.86)	1.97	1.29

Net increase (decrease) from investment operations	(10.83)	11.28	(0.66)	2.23	1.39

Distributions(d)
From net investment income	(0.35)	(0.23)	(0.21)	(0.26)		(0.06)
From net realized gain	(0.03)	—	(1.01)	(0.13)	—

Total distributions	(0.38)	(0.23)	(1.22)	(0.39)		(0.06)

Net asset value, end of period	$26.18	$37.39	$26.34	$28.22	$26.38

Total Return(e)
Based on net asset value	(29.16)%	43.02%	(2.33)%	8.64%	5.54	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.18%	0.18%	0.18%	0.18%	0.18	%(h)

Net investment income	0.23%	0.67%	0.79%	0.99%	1.04	%(h)

Supplemental Data

Net assets, end of period (000)	$10,473	$18,693	$9,218	$7,056	$5,277

Portfolio turnover rate(i)	6%	4%	16%	10%	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Evolved U.S. Technology ETF

					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	03/21/18	(a)
	07/31/22	07/31/21	07/31/20	07/31/19	to 07/31/18

Net asset value, beginning of period	$56.82	$40.70	$29.95	$26.33	$24.89

Net investment income(b)	0.23	0.21	0.24	0.23	0.06
Net realized and unrealized gain (loss)(c)	(9.25)	16.12	10.80	3.73	1.43

Net increase (decrease) from investment operations	(9.02)	16.33	11.04	3.96	1.49

Distributions(d)
From net investment income	(0.25)	(0.21)	(0.24)	(0.27)		(0.05)
From net realized gain	(0.21)	—	(0.05)	(0.07)	—

Total distributions	(0.46)	(0.21)	(0.29)	(0.34)		(0.05)

Net asset value, end of period	$47.34	$56.82	$40.70	$29.95	$26.33

Total Return(e)
Based on net asset value	(16.02)%	40.24%	37.15%	15.27%	6.00	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.18%	0.18%	0.18%	0.18%	0.18	%(h)

Net investment income	0.43%	0.44%	0.72%	0.85%	0.70	%(h)

Supplemental Data

Net assets, end of period (000)	$115,989	$130,696	$79,355	$16,470	$5,266

Portfolio turnover rate(i)	7%	6%	5%	7%	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Evolved U.S. Consumer Staples	Non-diversified
Evolved U.S. Discretionary Spending	Non-diversified
Evolved U.S. Financials	Diversified
Evolved U.S. Healthcare Staples	Non-diversified
Evolved U.S. Innovative Healthcare	Non-diversified
Evolved U.S. Media and Entertainment	Non-diversified
Evolved U.S. Technology	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements   (continued)

available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Evolved U.S. Discretionary Spending
Citigroup Global Markets, Inc.	$48,007	$(48,007)	$—		$—
HSBC Bank PLC	63,359	(63,359)	—		—
J.P. Morgan Securities LLC	37,650	(37,650)	—		—
Morgan Stanley	39,824	(39,824)	—		—
SG Americas Securities LLC	1,448	(1,438)	—		10	(b)
UBS AG	4,483	(4,483)	—		—
UBS Securities LLC	92,551	(92,551)	—		—

	$287,322	$(287,312)	$—		$10

Evolved U.S. Innovative Healthcare
Credit Suisse Securities (USA) LLC	$276	$(276)	$—		$—
Morgan Stanley	2	(2)	—		—
UBS Securities LLC	72,336	(72,336)	—		—

	$72,614	$(72,614)	$—		$—

Evolved U.S. Technology
Barclays Capital, Inc.	$17,747	$(17,747)	$—		$—
Citigroup Global Markets, Inc.	267,817	(267,817)	—		—
HSBC Bank PLC	91,420	(91,420)	—		—
J.P. Morgan Securities LLC	99,499	(99,499)	—		—
Jefferies LLC	328,314	(324,556)	—		3,758	(b)
Morgan Stanley	124,695	(124,695)	—		—
RBC Capital Markets LLC	45,866	(45,866)	—		—
Scotia Capital (USA), Inc.	13,892	(13,892)	—		—
SG Americas Securities LLC	45,310	(45,169)	—		141	(b)
Toronto-Dominion Bank	213	(213)	—		—
UBS AG	89,688	(89,688)	—		—
UBS Securities LLC	24,321	(24,021)	—		300	(b)
Virtu Americas LLC	15,586	(15,586)	—		—

	$1,164,368	$(1,160,169)	$—		$4,199

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.18%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements   (continued)

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Prior to April 25, 2022, ETF Services were performed by State Street Bank and Trust Company.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, each Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Evolved U.S. Consumer Staples	$232
Evolved U.S. Discretionary Spending	696
Evolved U.S. Financials	37
Evolved U.S. Healthcare Staples	112
Evolved U.S. Innovative Healthcare	1,415
Evolved U.S. Media and Entertainment	1,974
Evolved U.S. Technology	327

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Evolved U.S. Consumer Staples	$—	$410,147	$23,901
Evolved U.S. Discretionary Spending	118,453	721,570	358,884
Evolved U.S. Healthcare Staples	1,163,867	184,558	(56,026)
Evolved U.S. Innovative Healthcare	163,550	2,006,117	278,338
Evolved U.S. Media and Entertainment	133,264	—	—
Evolved U.S. Technology	957,795	3,692,425	39,328

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

During the year ended July 31, 2022, iShares Evolved U.S. Financials ETF received reimbursement of $1,864 from an affiliate, which is included in payment by affiliate in the statements of operations, related to an operating event.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

6.	PURCHASES AND SALES

For the year ended July 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Evolved U.S. Consumer Staples	$ 786,095	$766,330
Evolved U.S. Discretionary Spending	1,648,200	1,530,961
Evolved U.S. Financials	525,504	274,153
Evolved U.S. Healthcare Staples	2,294,737	1,802,721
Evolved U.S. Innovative Healthcare	2,819,018	5,688,145
Evolved U.S. Media and Entertainment	919,400	998,469
Evolved U.S. Technology	9,558,479	10,542,911

For the year ended July 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Evolved U.S. Consumer Staples	$ 1,724,833	$—
Evolved U.S. Discretionary Spending	4,642,967	8,362,805
Evolved U.S. Financials	3,067,118	—
Evolved U.S. Healthcare Staples	7,986,511	1,838,595
Evolved U.S. Innovative Healthcare	10,347,101	9,477,944
Evolved U.S. Media and Entertainment	—	3,008,350
Evolved U.S. Technology	29,380,445	19,932,406

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2022, permanent differences attributable to certain deemed distributions, distributions paid in excess of taxable income, undistributed capital gains and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Evolved U.S. Consumer Staples	$1,097	$(1,097)
Evolved U.S. Discretionary Spending	2,563,413	(2,563,413)
Evolved U.S. Healthcare Staples	719,489	(719,489)
Evolved U.S. Innovative Healthcare	2,645,335	(2,645,335)
Evolved U.S. Media and Entertainment	650,862	(650,862)
Evolved U.S. Technology	7,689,498	(7,689,498)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/22	Year Ended 07/31/21

Evolved U.S. Consumer Staples
Ordinary income	$360,114	$377,726

Evolved U.S. Discretionary Spending
Ordinary income	$192,387	$182,616

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements   (continued)

iShares ETF	Year Ended 07/31/22	Year Ended 07/31/21

Evolved U.S. Financials
Ordinary income	$152,736	$109,149

Evolved U.S. Healthcare Staples
Ordinary income	$291,853	$168,715
Long-term capital gains	—	2,462

	$291,853	$171,177

Evolved U.S. Innovative Healthcare
Ordinary income	$760,862	$706,851
Long-term capital gains	224,934	178,835

	$985,796	$885,686

Evolved U.S. Media and Entertainment
Ordinary income	$185,782	$106,942

Evolved U.S. Technology
Ordinary income	$1,129,839	$464,897
Long-term capital gains	34,336	—

	$1,164,175	$464,897

As of July 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses	(c)	Total
Evolved U.S. Consumer Staples	$64,228	$—	$(73,259)	$1,564,243	$—		$1,555,212
Evolved U.S. Discretionary Spending	33,052	255,249	—	(831,539)	—		(543,238)
Evolved U.S. Financials	20,892	—	(7,332)	590,758	—		604,318
Evolved U.S. Healthcare Staples	86,508	76,043	—	4,085,261	—		4,247,812
Evolved U.S. Innovative Healthcare	127,069	817,637	—	223,091	—		1,167,797
Evolved U.S. Media and Entertainment	—	—	(229,502)	(3,345,047)	(31,808)		(3,606,357)
Evolved U.S. Technology	156,011	86,576	—	5,092,286	—		5,334,873

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended July 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

Evolved U.S. Consumer Staples	$15,992
Evolved U.S. Discretionary Spending	25,528
Evolved U.S. Financials	14,500

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Evolved U.S. Consumer Staples	$15,383,033	$2,055,046	$(490,803)	$1,564,243
Evolved U.S. Discretionary Spending	16,752,304	1,192,579	(2,024,118)	(831,539)
Evolved U.S. Financials	8,262,583	1,041,963	(451,205)	590,758
Evolved U.S. Healthcare Staples	34,661,310	6,243,410	(2,158,149)	4,085,261
Evolved U.S. Innovative Healthcare	36,446,786	4,322,613	(4,099,522)	223,091
Evolved U.S. Media and Entertainment	13,812,507	496,841	(3,841,888)	(3,345,047)
Evolved U.S. Technology	111,991,273	17,213,827	(12,121,541)	5,092,286

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements   (continued)

Transactions in capital shares were as follows:

	Year Ended 07/31/22		Year Ended 07/31/21

iShares ETF	Shares	Amount	Shares	Amount

Evolved U.S. Consumer Staples
Shares sold	50,000	$1,741,757	450,000	$13,332,379
Shares redeemed	—	—	(350,000)	(10,575,934)

	50,000	$1,741,757	100,000	$2,756,445

Evolved U.S. Discretionary Spending
Shares sold	100,000	$4,731,128	250,000	$9,369,893
Shares redeemed	(200,000)	(8,446,214)	(100,000)	(4,205,196)

	(100,000)	$(3,715,086)	150,000	$5,164,697

Evolved U.S. Financials
Shares sold	100,000	$3,331,765	—	$—

Evolved U.S. Healthcare Staples
Shares sold	200,000	$8,526,112	400,000	$15,662,808
Shares redeemed	(50,000)	(1,935,195)	(50,000)	(2,148,102)

	150,000	$6,590,917	350,000	$13,514,706

Evolved U.S. Innovative Healthcare
Shares sold	300,000	$10,512,475	400,000	$12,756,828
Shares redeemed	(300,000)	(9,614,606)	—	—

	—	$897,869	400,000	$12,756,828

Evolved U.S. Media and Entertainment
Shares sold	—	$—	300,000	$10,739,995
Shares redeemed	(100,000)	(3,033,254)	(150,000)	(5,188,356)

	(100,000)	$(3,033,254)	150,000	$5,551,639

Evolved U.S. Technology
Shares sold	550,000	$29,635,752	800,000	$39,917,886
Shares redeemed	(400,000)	(20,095,557)	(450,000)	(21,130,178)

	150,000	$9,540,195	350,000	$18,787,708

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

On June 15, 2022, the Board approved the liquidation of iShares Evolved U.S. Healthcare Staples ETF, iShares Evolved U.S. Innovative Healthcare ETF, iShares Evolved U.S. Consumer Staples ETF, iShares Evolved U.S. Media and Entertainment ETF and iShares Evolved U.S. Financials ETF. After the close of business on August 22, 2022, each Fund no longer accepts creation orders. Trading in each Fund halted prior to market open on August 23, 2022. Proceeds of the liquidation were sent to shareholders on August 25, 2022.

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares U.S. ETF Trust and Shareholders of each of the seven funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2022 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares Evolved U.S. Consumer Staples ETF

iShares Evolved U.S. Discretionary Spending ETF

iShares Evolved U.S. Financials ETF

iShares Evolved U.S. Healthcare Staples ETF

iShares Evolved U.S. Innovative Healthcare ETF

iShares Evolved U.S. Media and Entertainment ETF

iShares Evolved U.S. Technology ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	67

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2022:

iShares ETF	Qualified Dividend Income

Evolved U.S. Consumer Staples	$397,108
Evolved U.S. Discretionary Spending	235,004
Evolved U.S. Financials	170,302
Evolved U.S. Healthcare Staples	370,349
Evolved U.S. Innovative Healthcare	527,738
Evolved U.S. Media and Entertainment	178,757
Evolved U.S. Technology	816,020

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2022:

iShares ETF	Qualified Business Income

Evolved U.S. Consumer Staples	$1,630
Evolved U.S. Healthcare Staples	2,835
Evolved U.S. Media and Entertainment	2,301
Evolved U.S. Technology	1,761

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended July 31, 2022:

iShares ETF	20% Rate Long-Term Capital Gain Dividends

Evolved U.S. Discretionary Spending	$109,905
Evolved U.S. Healthcare Staples	831
Evolved U.S. Innovative Healthcare	345,560
Evolved U.S. Technology	53,597

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Evolved U.S. Consumer Staples	100.00%
Evolved U.S. Discretionary Spending	100.00%
Evolved U.S. Financials	100.00%
Evolved U.S. Healthcare Staples	98.77%
Evolved U.S. Innovative Healthcare	92.60%
Evolved U.S. Media and Entertainment	100.00%
Evolved U.S. Technology	77.63%

The Funds hereby designate the following amount(s), or maximum amount(s) allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2022:

iShares ETF	Qualified Short-Term Capital Gain

Evolved U.S. Innovative Healthcare	$269,534
Evolved U.S. Media and Entertainment	15,717
Evolved U.S. Technology	514,598

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Evolved U.S. Consumer Staples ETF, iShares Evolved U.S. Discretionary Spending ETF, iShares Evolved U.S. Financials ETF, iShares Evolved U.S. Healthcare Staples ETF, iShares Evolved U.S. Innovative Healthcare ETF, iShares Evolved U.S. Media And Entertainment ETF, iShares Evolved U.S. Technology ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	69

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Evolved U.S. Consumer Staples	$0.767882	$—	$—	$0.767882	100%	—%	—%	100%
Evolved U.S. Discretionary Spending	0.377488	—	—	0.377488	100	—	—	100
Evolved U.S. Financials	0.589728	—	—	0.589728	100	—	—	100
Evolved U.S. Healthcare Staples	0.329926	—	—	0.329926	100	—	—	100
Evolved U.S. Innovative Healthcare	0.453457	0.412057	—	0.865514	52	48	—	100
Evolved U.S. Media and Entertainment(a)	0.326750	0.031434	0.020105	0.378289	87	8	5	100
Evolved U.S. Technology	0.248471	0.207145	—	0.455616	55	45	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	71

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 384 funds as of July 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2011); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust.

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (61)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (41)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	73

Trustee and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	75

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

76	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-715-0722

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the seven series of the registrant for which the fiscal year-end is July 31, 2022 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $102,800 for the fiscal year ended July 31, 2021 and $88,900 for the fiscal year ended July 31, 2022.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended July 31, 2021 and July 31, 2022 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $67,900 for the fiscal year ended July 31, 2021 and $67,900 for the fiscal year ended July 31, 2022. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended July 31, 2021 and July 31, 2022 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended July 31, 2022 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $67,900 for the fiscal year ended July 31, 2021 and $67,900 for the fiscal year ended July 31, 2022.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i)	Not Applicable

(j)	Not Applicable

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares U.S. ETF Trust

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: September 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: September 23, 2022

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: September 23, 2022